As filed with the Securities and Exchange Commission on June 30, 2005

Securities Act File No. 333-124411
Investment Company Act File No. 811-21760

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
PRE-EFFECTIVE AMENDMENT NO. 1	|X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
AMENDMENT NO. 1	|X|

Multi-Strategy Hedge Advantage
(Exact name of Registrant as specified in Charter)

Merrill Lynch Investment Managers LLC
222 Broadway
27th Floor
New York, New York 10038

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (866) 878-2987

Fabio P. Savoldelli
Merrill Lynch Investment Managers LLC
222 Broadway
27th Floor
New York, New York 10038
(866) 878-2987

(Name and address of agent for service)

Copies to:

Kenneth S. Gerstein, Esq.
George M. Silfen, Esq.
Schulte Roth & Zabel, LLP
919 Third Avenue
New York, New York 10022

Andrew J. Donohue, Esq.
Merrill Lynch Investment Managers, L.P.
P.O. Box 9011
Princeton, N.J. 08543-9011

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
THIS REGISTRATION STATEMENT

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective:

[X] when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

[   ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[   ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _____.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE

Common Shares of Beneficiary Interests	500,000,000	$1.00	$500,000,000	$58,850.00

        The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

CROSS REFERENCE SHEET
PARTS A AND B OF PROSPECTUS

Item No.	Caption	Location
1.	Outside Front Cover Page	Outside Front Cover Page
2.	Cover Pages; Other Offering Information	Inside Front Cover and Outside Back Cover Pages
3.	Fee Table and Synopsis	Summary of Fees and Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Purchases of Shares
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	The Fund
9.	Management	Management of the Fund The Adviser Administrator Custodian and Escrow Agent Management Fee
10.	Capital Stock, Long-Term Debt, and Other Securities	Dividends and Other Distributions
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
14.	Cover Page of SAI	Not Applicable
15.	Table of Contents	Table of Contents
16.	General Information and History	The Fund
17.	Investment Objective and Policies	Investment Program
18.	Management	See Item 9 Above
19.	Control Persons and Principal Holders of Securities	Management of the Fund
20.	Investment Advisory and Other Services	The Adviser Management Fee
21.	Portfolio Managers	The Adviser
22.	Brokerage Allocation and Other Practices	Brokerage
23.	Tax Status	Tax Aspects
24.	Financial Statements	Financial Statements

PART A — INFORMATION REQUIRED IN A PROSPECTUS
PART B — INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Dated
__________, 2005

Multi-Strategy Hedge Advantage

Shares of Beneficial Interest

        Multi-Strategy Hedge Advantage (the “Fund”) is a recently formed statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The investment objective of the Fund is to seek high total returns over a full market cycle through investment in hedge funds and other investment vehicles pursuing alternative investment strategies.

        The shares of beneficial interest of the Fund (“Shares”) are not deposits in, obligations of, or guaranteed by the Adviser or any of its affiliates, are not government guaranteed or insured, and are subject to investment risks, including the possible loss of the principal amount invested. See “Types of Investments and Related Risks.”

TOTAL OFFERING

Amount(1)	$500,000,000
Sales Load(2)	$ 15,000,000
Proceeds to the Company(3)	$500,000,000

(1)	The minimum initial investment in the Shares by an investor is $25,000. Subsequent investments must be at least $10,000.
(2)	Assumes the maximum sales load of 3%. Investments of less than $100,000 are subject to a sales load of 3%, investments of less than $500,000 (but equal to or greater than $100,000) are subject to a sales load of 2%, and investments greater than $500,000 are subject to a sales load of 1%, in each case, computed as a percentage of the subscription amount. Under a right of accumulation offered by the Fund, the amount of each additional subscription for Shares by a shareholder, as well as subscriptions by immediate family members (if requested), will be aggregated with the amount of such shareholder’s initial investment and any other additional previous investments by the shareholder in determining the applicable sales load. An investor’s immediate family members include his or her spouse, child, sibling and parent(s). No sales load will be charged to certain types of investors. See “Subscriptions for Shares — Sales Loads.”
(3)	These estimated proceeds assume the sale of all Shares registered under this offering.

        FAM Distributors, Inc. (“FAMD”), an affiliate of the Adviser, acts as the principal underwriter with respect to the Fund and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of FAMD is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Additional distributors (collectively with FAMD, the “Distributors”) may also be appointed. The sales load payable to a Distributor is charged as a percentage of a prospective investor `s subscription amount. The sales load will be subtracted from the subscription amount and will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. FAMD also provides certain ongoing investor and account maintenance services pursuant to a Shareholder Services Agreement with the Fund for which the Fund pays a monthly fee computed at the annual rate of 0.25% of the Fund’s average month-end net assets. See “Shareholder Account Services Arrangements.” Shares will be sold only to investors qualifying as “Eligible Investors” as described in this Prospectus.

         The initial offering period will run through September 1, 2005, unless extended.

        Neither the Securities and Exchange Commission nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

        This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. It includes the information required to be included in a prospectus and statement of additional information. You may request a free copy of this Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make Shareholder inquiries by calling (866) 878-2987, by writing to the Fund. The Fund does not have a website. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available either on the Commission’s website at www.sec.gov.

222 Broadway
27th Floor
New York, New York 10038
(866) 878-2987

TO ALL INVESTORS

        This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Fund’s declaration of trust (the “Declaration of Trust”) dated May 25, 2005. The Shares are subject to restrictions on transferability and resale.

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OFFERING SUMMARY

        In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved in acquiring the Shares of the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this Prospectus. An investor should review the entire Prospectus before making a decision to subscribe for Shares of the Fund.

The Fund	Multi-Strategy Hedge Advantage (the “Fund”) is a recently formed statutory trust organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund will sell shares of beneficial interest of the Fund (the “Shares”) in modest minimum denominations to tax-exempt investors.

The assets of the Fund will be actively managed. The Fund will pay Merrill Lynch Investment Managers LLC, the investment adviser to the Fund (the “Adviser”), a management fee at the annual rate of 1.50% of the Fund’s average month-end net assets. Unlike many private investment funds that pursue similar investment policies, the Fund has registered as an investment company under the 1940 Act and has registered its Shares under the Securities Act of 1933, as amended (the “1933 Act”). Investors who subscribe for Shares will become shareholders of the Fund (“Shareholders”).

Investment Objective and Investment Program	The Fund’s investment objective is to seek high total returns over a full market cycle through investments in hedge funds and other investment vehicles that pursue alternative investment strategies. The Fund will seek to accomplish its objective by investing primarily in hedge funds, commodity pools, funds-of-funds and other alternative investment pools (collectively, “Portfolio Funds”) managed by securities and commodity trading advisors (“Portfolio Fund Managers”). Although the Fund is not required to maintain exposure to any particular strategies, the Adviser anticipates that the Fund will typically gain exposure, through its investment in Portfolio Funds, to a number of common alternative investment strategies, such as relative value, global macro, equity long/short and event driven strategies. The Portfolio Funds in which the Fund will invest will be sponsored and managed by companies other than the Adviser and its affiliates (collectively, the “Adviser and its affiliates”). The Fund may, however, invest its uninvested cash balances in affiliated money market funds.

The Adviser will allocate the Fund’s assets to Portfolio Funds that pursue one or more types of strategies. In allocating assets, the Adviser determines which investment strategies should be included in the Fund’s investment portfolio (based on its evaluation of market conditions) and the amount of Fund assets to be allocated to such strategies. The Adviser selects Portfolio Fund Managers that employ such strategies. The Adviser may take into account a number of factors when considering a Portfolio Fund Manager’s ability to manage assets using a particular investment style or styles, including:

•	the length of the Portfolio Fund Manager’s experience in that style;

•	the Portfolio Fund Manager’s capacity to manage assets in that style;

•	quantitative analysis of the Portfolio Fund Manager’s historical performance; and

•	qualitative judgments of the Portfolio Fund Manager’s organizational structure, professional depth and stability, and internal controls and risk management.

The Fund will rely on the Adviser’s ability to select appropriate investment strategies and to select and monitor Portfolio Fund Managers to implement such strategies. Because the Adviser generally will not trade the Fund’s assets itself (other than in allocating assets to Portfolio Funds), prospective investors should consider that their return will be largely dependent on the ability of the Adviser to select Portfolio Fund Managers who perform well over time.

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The Adviser allocates assets to Portfolio Funds based upon, among other things, quantitative techniques and risk management guidelines that seek to maintain an appropriate level of diversification. The Fund, however, is considered a non-diversified company under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a “diversified” fund under the 1940 Act. The Fund will seek to invest in Portfolio Funds which, in the aggregate, maintain exposure to a range of strategies, markets and national economies. In addition to seeking a level of diversification, the Adviser may emphasize certain strategies that the Adviser believes are more likely to be profitable than others due to its assessment of prevailing market conditions. Based upon the number of available Portfolio Fund Managers pursuing an investment strategy and the Adviser’s view of the investment potential and diversification benefits of such strategy, certain of the Portfolio Funds selected by the Adviser may be allocated substantially larger portions of the Fund’s assets than other Portfolio Funds. The Adviser will conduct periodic reviews of each Portfolio Fund’s performance and make allocations and reallocations of Fund assets based upon an ongoing evaluation of investment performance, changes in the investment strategies or capabilities of Portfolio Funds and changes in market conditions.

The Adviser anticipates that the number and identity of Portfolio Funds will vary over time, at the Adviser’s discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds. The Adviser may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, investors in the Fund. There is no minimum or maximum number of Portfolio Funds in which the Fund must be invested. The Adviser, however, will not allocate more than 20% of the Fund’s net assets (measured at the time of investment) to any Portfolio Fund, but may invest more than 20% of the Fund’s net assets (measured at the time of investment) in two or more Portfolio Funds managed by the same Portfolio Fund Manager.

There can be no assurance that the Fund’s objective will be achieved.

Risk Factors	The Investment Program Is Speculative and Entails Substantial Risks. All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment objective will be achieved or that the performance of the Fund will be positive over any period of time. Many of the Portfolio Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies. The Fund may experience significant losses from investing in Portfolio Funds that use such strategies. As a non-diversified investment company, the Fund is not subject to the percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the investment portfolio of the Fund may be subject to greater risk and volatility than if the portfolio were invested in the securities of a broader range of issuers. The Fund intends to comply with the diversification requirements imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Investment in the Fund Is Not Suitable for All Investors. Prospective investors in the Fund should review carefully the discussion under the caption “Types of Investments and Related Risks” for specific risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could incur substantial, or even total, losses on an investment in the Fund. The Shares are only suitable for persons willing to accept this high level of risk.

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Proprietary Investment Strategies. The Portfolio Fund Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Adviser or the Fund. The Portfolio Fund Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds. These strategies may involve risks that are not anticipated by the Portfolio Fund Managers, the Adviser or the Fund.

Substantial Use of Options and other Derivatives. Certain of the Portfolio Fund Managers may engage in a substantial amount of options trading, both for speculative and for hedging purposes. Options trading involves certain risks which trading in the underlying securities alone does not. For example, interest rates and market volatility affect option values, and options have limited life spans and may expire worthless despite the underlying position becoming profitable soon thereafter. Certain of the Portfolio Fund Managers make extensive use of other types of derivatives in their trading. Derivatives often carry a high degree of embedded leverage and, consequently, are highly price sensitive to changes in interest rates, government policies, economic forecasts and other factors which generally have a much less direct impact on the price levels of the underlying instruments. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty (including risks relating to the financial soundness and creditworthiness of the counterparty), legal risk and operations risk.

Investment in Equity Securities; Undervalued Companies. Portfolio Funds’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Equity positions may be taken in small and medium capitalization companies, with limited operating histories and financial resources. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. The level of volatility in portfolio holdings also may be increased to the extent the market moves in a manner not anticipated by a Portfolio Fund Manager. Additionally, certain of the Portfolio Fund Managers may invest in securities that they consider to be undervalued. These securities may be issued by companies in financial distress from which there can be no assurance that they will recover. In the event of an economic downturn, many companies in “turnaround” situations are likely to fail, causing their securities to become worthless.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Hedge fund returns dropped significantly during 2004 in comparison to their returns in prior years, and there can be no assurance that their returns, as an asset class, in future periods will continue to reflect previous historical levels. This may be due in part to changes in market conditions affecting hedge funds’ investments and strategies, as well as the proliferation of hedge funds pursuing similar strategies (thereby making it difficult for one hedge fund to outperform others). The foregoing considerations relating to hedge funds have been identified as serious risks by a number of investment commentators, including senior executives of affiliates of the Adviser. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Limited Operating History. The Fund is, and certain Portfolio Funds may be, a newly formed entity with no operating history upon which prospective investors can evaluate its potential performance. The past investment performance of either funds managed by the Adviser or of Portfolio Fund Managers with which the Fund invests or expects to invest its assets may not be construed as an indication of the future results of an investment in the Fund.

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The Shares Have Limited Liquidity. It is anticipated that Shares will not be listed on any securities exchange or traded in other markets, and Shares will be subject to restrictions on transfer. Although the Fund expects to offer to repurchase Shares from Shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all.

The Fund Bears the Fees of its Underlying Portfolio Fund Managers and the Fee Arrangements of Those Managers May Involve Special Risks. As noted above, each Portfolio Fund Manager to which the Adviser allocates assets generally will charge an asset-based fee, and some or all of the Portfolio Fund Managers will receive performance-based compensation (either fees or in the form of profit “allocations”). The asset-based fees of the Portfolio Fund Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the performance compensation to the Portfolio Fund Managers is generally expected to range from 15% to 25% of net profits annually. The receipt of performance compensation by a Portfolio Fund Manager may create an incentive for a Portfolio Fund Manager to take positions that involve more risk than the Portfolio Fund Manager might otherwise have accepted. The Portfolio Fund Managers receive incentive compensation based on each such Portfolio Fund Manager’s individual performance, not the overall performance of the Fund. Consequently, the Fund may pay incentive compensation to certain Portfolio Fund Managers even while incurring overall losses.

A Portfolio Fund Manager will receive any performance compensation to which it is entitled, irrespective of the performance of the other Portfolio Funds and the Fund generally. Thus, a Portfolio Fund Manager with positive performance may receive performance compensation from the Fund, as an investor in an underlying Portfolio Fund, and indirectly from the Fund’s investors, even if the Fund’s overall returns are negative. Investment decisions for the Portfolio Funds are made by the Portfolio Fund Managers independently of each other. Consequently, at any particular time, one Portfolio Fund may be purchasing interests in an issuer that at the same time are being sold by another Portfolio Fund. Investing by Portfolio Funds in this manner could cause the Fund to incur certain transaction costs without accomplishing any net investment result.

There Are Special Risks Related to Investments in the Portfolio Funds. Portfolio Funds generally permit redemptions only at infrequent intervals, and in some cases only up to a specified percentage of assets. Portfolio Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the Fund’s best interests. The Fund may not be able to withdraw from a Portfolio Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons. The Fund also may be subject to fees imposed on withdrawals from the Portfolio Funds, especially with respect to “early withdrawals” made within the “lock-up” or penalty period, if any, of a particular Portfolio Fund.

To the extent the Fund’s holdings in a Portfolio Fund afford it no ability to vote on matters relating to the Portfolio Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Board of Trustees	The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. The initial Trustees have each been elected by the Adviser, the Fund’s initial and sole current Shareholder. Any vacancy on the Board of Trustees may be filled by the remaining

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Trustees, except to the extent the 1940 Act requires the election of Trustees by the Shareholders. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. See “Management of the Fund — Board of Trustees” and “Trustees and Officers.”

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Investment Advisory Agreement continues in effect from year to year after an initial two-year term if the continuance is approved annually by the Board of Trustees (including a majority of the Independent Trustees). The Board of Trustees may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser. See “Investment Advisory Agreement.”

The Adviser	Merrill Lynch Investment Managers LLC, a limited liability company formed under the laws of the State of Delaware, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity trading advisor and a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association (“NFA”).

With respect to its operation of the Fund, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, thus, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the assets of the Fund.

Subject to the oversight of the Board of Trustees, the day-to-day portfolio management, short-term cash management and operations of the Fund are the primary responsibility of the Investment and Asset Committee of the Adviser’s Alternative Strategies division.

The Adviser is an indirect subsidiary of Merrill Lynch & Co., Inc. The Adviser and its affiliates create and manage a variety of mainstream and alternative investment products, including mutual funds, hedge funds, funds of funds, private equity funds, managed futures funds and exchange funds. The Adviser has offices in New York, New York and Princeton, New Jersey. The Adviser’s Alternative Strategies division has extensive experience in alternative investments, specifically fund of hedge funds and managed futures funds. The Investment and Asset Committee of the Adviser’s Alternative Strategies division is dedicated to the investment process involved in construction and ongoing management of fund of hedge funds and managed futures products, which includes manager selection, due diligence, portfolio construction, ongoing monitoring and portfolio supervision. As of April 30, 2005, the Adviser and its affiliates had approximately $467.8 billion in assets under management worldwide. The Adviser had approximately $3.4 billion in fund of hedge funds products under management as of April 30, 2005. As of the date of this Prospectus, the Fund is one of two funds of hedge funds managed by the Adviser that are registered under the 1940 Act. The Adviser has invested $100,000 in the Fund, but is not required to maintain such investment and may elect to withdraw all or any portion of such investment at any time the Fund offers to repurchase Shares from Shareholders.

Administrator	PFPC, Inc., a corporation formed under the laws of the Commonwealth of Massachusetts, has been appointed by the Fund to provide certain administrative and transfer agency and investor services to the Fund (in such capacity, the “Administrator” or the “Transfer Agent”). Fees payable to the Administrator for these services, and reimbursement for the Administrator’s out-of-pocket expenses, are paid by the Fund. See “Fund Expenses” and “Administrator.”

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In consideration of the services provided by the Administrator to the Fund, the Fund pays the Administrator a monthly fee at the annual rate of 0.075% of the Fund’s aggregate beginning of the month net assets not exceeding $200 million, 0.050% of the Fund’s aggregate beginning of the month net assets exceeding $200 million but not in excess of $400 million, and 0.030% of the Fund’s aggregate beginning of the month net assets in excess of $400 million. The Fund also pays the Administrator certain fixed fees for tax preparation and other services (collectively with the asset based fee, the “Administrative Fee”). The Administrative Fee is paid out of and reduces the Fund’s net assets. See “Administrator.”

Shareholder Account Services	The Fund has entered into a Shareholder Services Agreement with FAMD (the “Service Agent”), to provide (or arrange for the provision of) ongoing Shareholder and account maintenance services.

The Fund will pay a monthly fee computed at the annual rate of 0.25% of the Fund’s average month-end net assets (the “Service Fee”). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors (“Shareholder Service Providers”) that have agreed to provide ongoing Shareholder and account maintenance services to Shareholders and for ongoing Shareholder servicing activities performed by the Service Agent. Furthermore, the Adviser, in its discretion and from its own assets, may pay to the Service Agent and the Shareholder Service Providers in respect of their customers’ investments in the Fund, additional ongoing compensation not to exceed 0.25% (on an annualized basis, payable quarterly) of the aggregate value of outstanding Shares held by Shareholders introduced by the Service Agent or Shareholder Service Provider, respectively. See “Shareholder Account Services Arrangements.”

Custodian and Escrow Agent	The Fund has retained PFPC Trust Company, a limited purpose trust company incorporated under the laws of the State of Delaware and an affiliate of PFPC, Inc., to provide certain custodial services to the Fund (in such capacity, the “Custodian”). The Fund has also retained PFPC, Inc. to serve as escrow agent (in such capacity, the “Escrow Agent”), with respect to subscription order monies received from prospective investors. Fees payable to the Custodian and the Escrow Agent for these services, and reimbursement for the Custodian’s and the Escrow Agent’s out-of-pocket expenses, are paid out of the Fund’s assets. See “Fund Expenses” and “Custodian and Escrow Agent.”

Fund Expenses	The Adviser will bear expenses incurred in the operation of its business (such as rent for office space, equipment, facilities and employees’ salaries). As described below, however, the Fund bears all other expenses related to its investment program (collectively, “investment-related expenses”). See “Fund Expenses.”

Expenses to be borne by the Fund include, without limitation: organizational and initial offering expenses; ongoing offering expenses; trustees’ fees (including trustees and officers/errors and omissions insurance); fidelity bond expenses; administrative expenses (including the fees and expenses of the Administrator or any successor administrator); legal, tax, custodial, audit, professional, escrow, internal and external fund accounting, transfer agency and valuation expenses; corporate licensing and printing expenses; record keeping expenses; expenses incurred in communicating with Shareholders, including the costs of preparing and printing reports to Shareholders; and extraordinary expenses. Fund expenses will also include investment-related expenses, including, but not limited to, the Management Fee (as defined below), brokerage commissions, dealer mark-ups, and other transactions costs on its cash management; interest expense on any borrowings it may make; and any subscription or redemption charges imposed by the Portfolio Funds.

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The Fund’s expenses associated with this offering are initially borne by the Adviser or an affiliate. The Fund will reimburse the Adviser for these expenditures over a period not to exceed the first 12 months after the closing date for the initial subscription for Shares.

Management Fee	In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser a monthly fee at the annual rate of 1.50% of the Fund’s average month-end net assets (the “Management Fee”). The Management Fee is paid out of and reduces the Fund’s net assets. See “Management Fee.”

Conflicts of Interest	The investment activities of the Adviser, the Portfolio Fund Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. The Adviser and its affiliates, as part of a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund, or the Shareholders. The Adviser and its affiliates are not under any obligation to share any investment opportunity, idea or strategy with the Portfolio Fund Managers. As a result, the Adviser and its affiliates may compete with the Fund and the Portfolio Funds for appropriate investment opportunities, or engage in trading activities — for its proprietary account or on behalf of clients — that are detrimental to the trading positions of a Portfolio Fund.

The Adviser has a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds are other investment funds managed by the Adviser or affiliates of the Adviser. The Adviser, for example, may determine that an investment opportunity is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund. In addition, the Adviser, its affiliates or accounts other than the Fund managed by the Adviser or its affiliates may invest in Portfolio Funds on terms more favorable than those available to the Fund and as investors in such Portfolio Funds may act in ways adverse to the interests of the Fund.

The Adviser and its affiliates manage a number of different multi-adviser accounts. Often a Portfolio Fund may only permit one entity managed by the same general partner to invest. Consequently, the Adviser is required in its Portfolio Fund selections to allocate availability among the Fund and such other accounts, and has a conflict of interest in doing so.

Subscription for Shares	The Fund is offering Shares at a price of $1.00 per Share. Subsequent to the initial offering, Shares will be offered at their net asset value and may be subscribed for on the first business day of each calendar month (a “business day” being any day on which banks in New York City are not required or permitted to close), except that the Fund may offer Shares more frequently as determined by the Board of Trustees. Shares are being offered only to investors that meet all requirements to invest in the Fund. See “Subscriptions for Shares.” The minimum initial investment from each investor is $25,000, and the minimum additional investment is $10,000. An investor’s subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offer. See “Redemptions, Repurchases and Transfers of Shares.” The Board of Trustees may, in its discretion, cause the Fund to repurchase all of the Shares held by a Shareholder if the total value of the Shareholder’s Shares, as a result of repurchase or transfer by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder’s initial subscription amount net of the applicable sales load). See “Subscriptions for Shares — Subscription Terms.”

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In order to subscribe for Shares, an investor’s completed subscription agreement must be delivered to the Administrator at least 15 calendar days before the investor’s proposed subscription. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement, and must provide notice of the proposed subscription amount to the Administrator at least 15 calendar days before the proposed subscription. Subscriptions are subject to the receipt of cleared funds from such account prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in such account no later than seven business days prior to the particular subscription date or such other date as FAMD may determine in its sole discretion and communicate to investors. Although the Administrator may accept, in the Fund’s sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received. The Fund reserves the right to reject any subscription for Shares, and the Fund may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time. See “Subscriptions for Shares — Subscription Terms.”

Distributors may be retained by the Fund to assist in the offer and sale of Shares and will generally be entitled to a sales load and an ongoing shareholder services fee for such services. As of the date of this Prospectus, FAMD, an affiliate of the Adviser, has been selected as the Fund’s Distributor, and serves in that capacity on a reasonable best efforts basis, subject to various conditions. Investments of less than $100,000 are subject to a sales load of 3.0%, investments of less than $500,000 (but equal to or greater than $100,000) are subject to a sales load of 2.0%, and investments greater than $500,000 are subject to a sales load of 1.0%, in each case computed as a percentage of the subscription amount. Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Shareholder, as well as subscriptions by immediate family members (if requested), will be aggregated with the amount of the Shareholder’s initial investment and any other additional previous investments in the Fund by the Shareholder in determining the applicable sales load. This right of accumulation does not extend to any other fund advised, sponsored or distributed by the Adviser and its affiliates. The applicable sales load will be charged as a percentage of a prospective investor’s subscription amount. The sales load will be subtracted from the subscription amount and will not constitute an investment by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Distributor in consultation with the Fund and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Distributors and certain of their affiliates. See “Subscriptions for Shares — Sales Loads.”

Eligibility	The Fund intends to sell Shares in the Fund only to prospective tax-exempt investors who meet the definition of “accredited investor” as defined in Regulation D under the 1933 Act. Investors meeting both these requirements are referred to in this Propectus as “Eligible Investors.” Investors who are “accredited investors” as defined in Regulation D are generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors. Existing Shareholders subscribing for additional Shares must be Eligible Investors at the time of each additional subscription. Each prospective investor is required to certify as to their qualification as an Eligible Investor. The qualifications necessary for an investor to meet the definition of “accredited investor” and a tax-exempt investor are described in Appendix A to this Prospectus. See “Subscriptions for Shares — Eligible Investors” and “Appendix A.”

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Initial Closing Date	The initial closing date for subscriptions for Shares is expected to be September 1, 2005, provided the Fund has received subscriptions prior to such date in an amount the Adviser believes, in its sole discretion, is sufficient to effectively implement the investment program for the Fund. If the Fund has not received an amount the Adviser considers sufficient to implement the Fund’s investment program by November 1, 2005, the Fund will promptly return each investor’s investment.

Transfer Restrictions	The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their Shares.

In addition, there is no public market for Shares and none is expected to develop. The Fund will not list its Shares on a stock exchange or similar market. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic repurchase offers by the Fund, as described below. If a Shareholder attempts to transfer Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Redemptions and Repurchases of Shares by the Fund	No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to redeem the Shares. The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer may be limited and will generally apply to up to 15% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly on the last business day of March, June, September and December.

The Fund may repurchase Shares, or any portion of them, of a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, if: ownership of the Shares by the Shareholder or other person will cause the Fund to be in violation of certain laws; continued ownership of the Shares may adversely affect the Fund; or any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true. A Shareholder whose Shares are redeemed by the Fund will not be entitled to a refund of any amount of sales load paid in connection with the subscription for those Shares. See “Redemptions, Repurchases and Transfers of Shares — No Right of Redemption” and “— Repurchases of Shares.”

Dividends and Other Distributions	The Fund pays dividends to Shareholders at least annually in aggregate amounts representing substantially all of the Fund’s net investment income (including realized short-term gains), if any, earned during the year. The Fund’s long-term capital gains, if any, are also distributed annually. All dividends and other distributions are reinvested in additional Shares of the Fund unless a Shareholder elects otherwise. Clients who choose not to have distributions reinvested must select one of two options: (i) receive dividends and capital gains through cash distribution or (ii) reinvest capital gains, receive dividends through cash distribution. The tax status of any dividend or other distribution is the same regardless of whether or not the dividend or distribution is reinvested or taken as cash. See “Dividends and Other Distributions-Automatic Reinvestment Plan.”

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Taxation	The Fund intends to elect to be treated and to qualify as a regulated investment company under the Code, and intends each year to distribute substantially all of its investment company taxable income and net capital gains to Shareholders. Therefore, it is expected that the Fund will generally not be subject to Federal income tax. The investment strategies of Portfolio Funds may be employed without regard to the tax consequences of investment transactions on the Fund and Shareholders. Tax-exempt investors will not realize unrelated business taxable income with respect to an unleveraged investment in Shares. See “Tax Aspects.”

Employee Benefit Plans and Other Tax-exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”) and Keogh plans (each, a tax-exempt entity), generally are eligible to subscribe for Shares. The Fund’s assets will not be deemed to be “plan assets” for purposes of ERISA. See “ERISA Considerations.”

Reports to Shareholders	The Fund will send to Shareholders an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund will adopt the 12-month period ending March 31 of each year as its taxable year.

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SUMMARY OF FEES AND EXPENSES

        The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders investing in the Fund can expect to bear directly or indirectly.

Shareholder Transaction Fees:
Maximum sales load (percentage of subscription amount)	3.0	%(1)
Maximum repurchase fee	None
Annual Expenses (as a percentage of net assets):
Management Fee	1.50%
Other Expenses
Administrative Fee	0.26%
Shareholder Service Fee	0.25%
Other	0.49%
Total Annual Expenses (other than interest expense)(2)	2.50%

(1)	Investments of less than $100,000 are subject to a sales load of 3.0%, investments of less than $500,000 (but equal to or greater than $100,000) are subject to a sales load of 2.0%, and investments greater than $500,000 are subject to a sales load of 1.0%, in each case as a percentage of the subscription amount. Under a right of accumulation offered by the Fund, the amount of each additional subscription for Shares by a Shareholder, as well as subscriptions by immediate family members (if requested), as well as subscriptions by immediate family members (if requested), will be aggregated with the amount of such Shareholder’s initial investment and any other additional previous investments by the Shareholder in determining the applicable sales load. No sales load will be charged to certain types of investors. See “Subscriptions for Shares — Sales Loads.”
(2)	The Adviser has agreed to voluntarily cap the total annual expenses of the Fund at 0.25% per month (3.0 % per year) until August 31, 2006.

        The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the first year of its operations following this offering, and includes professional fees and other expenses that the Fund will bear directly, including custody fees and expenses, as well as expenses related to the offering. The Fund also will bear costs and expenses as an investor in the Portfolio Funds (including fees that may be imposed on its withdrawals of assets invested in the Portfolio Funds), which costs and expenses are not reflected in the table and will reduce the Fund’s investment returns. Specifically, the Fund generally will be subject to asset-based fees ranging from 1% to 3% of the Fund’s investment in any Portfolio Fund and generally will also be subject to performance-based fees of 15-25% of net profits earned on that investment. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Management Fee,” “Administrator,” “Shareholder Account Services Arrangements” and “Subscriptions for Shares.”

EXAMPLE:

        You would pay the following fees and expenses on a $25,000 investment in the Fund, assuming a 5% annual return:*

1 year	3 years	5 years	10 years
$1,364	$2,637	$3,975	$7,625

        The Example is based on the estimated fees and expenses set out above (and also reflects the maximum 3.0% sales load that may be assessed on a $25,000 investment in the Fund). It should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund.

*	On an investment of $1,000, the Example would be as follows:

EXAMPLE:

        You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$55	$105	$159	$305

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THE FUND

        The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a statutory trust under the laws of the State of Delaware on April 22, 2005 and has only a limited operating history. The Fund’s principal office is located at 222 Broadway, 27th Floor, New York, New York 10038 and its telephone number is 1-866-878-2987. Investment advisory services will be provided to the Fund by the Adviser, a limited liability company organized under Delaware law and an indirect subsidiary of Merrill Lynch & Co., Inc. (“ML&Co.”), pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund — Board of Trustees.”

USE OF PROCEEDS

        The proceeds from the sale of Shares, excluding the amount of any sales loads paid by investors and net of the Fund’s fees and expenses, will be invested to pursue its investment program and objective as soon as practicable (and not later than 3 months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

STRUCTURE

        The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund” or “hedge fund,” with those of a registered closed-end investment company. Private investment funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations to a limited number of tax-exempt, high net worth individual and/or institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and performance-based compensation. Registered closed-end investment companies are typically organized as corporations, business trusts, statutory trusts, limited partnerships or limited liability companies. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

        The Fund is similar to a private investment fund in that it will be actively managed, but differs from a typical private investment fund in that it will permit investments in relatively modest minimum denominations and its Shares will be sold solely to tax-exempt investors. In addition, the managers of the Portfolio Funds typically will be entitled to receive performance-based compensation. The structure of the Fund is designed to permit tax-exempt investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

INVESTMENT PROGRAM

Investment Objective

        The investment objective of the Fund is to seek high total returns over a full market cycle through investment in hedge funds and other investment vehicles that pursue alternative investment strategies. There can be no assurance that the Fund will achieve its investment objective or that its return will be positive over any period of time. As described below, the Fund is a “fund of funds” that seeks total returns over the long term, while attempting to provide a level of diversification for the Shareholders through investing in Portfolio Funds managed by third-party Portfolio Fund Managers who employ one or more of a variety of alternative investment strategies.

        The Portfolio Funds may invest in all types of securities and financial instruments, including equity, debt, derivatives, structured securities and currencies. It is expected that Portfolio Funds in which the Fund will invest have the flexibility to use leveraged, short-sale or derivative positions to take advantage of perceived inefficiencies across the global capital markets. Because Portfolio Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the Fund’s investment program can be referred to as a fund of hedge funds. Through the selection and monitoring of Portfolio Funds, the Fund seeks to achieve total return that

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is not disproportionately influenced by the performance of any single Portfolio Fund. In addition, as already noted, through constructing a portfolio that is comprised of a number of Portfolio Funds, the Fund seeks to achieve the desired returns with lower volatility than likely would be achieved by investing in a single Portfolio Fund.

        The Fund may also make direct investments in securities, options, futures, options on futures, and other financial instruments in the discretion of the Adviser.

Investment Philosophy and Strategy of the Fund

        The Fund is a multi-strategy, non-traditional investment fund that will allocate its assets primarily to a variety of Portfolio Funds. The Adviser selects Portfolio Fund Managers to manage the Fund’s capital, and is responsible for determining the amount of assets to be allocated to each Portfolio Fund Manager and for reallocating assets among new and existing Portfolio Fund Managers.

        The Adviser will allocate the Fund’s assets to Portfolio Funds that pursue one or more types of strategies. At times, however, the Adviser may concentrate the assets of the Fund in Portfolio Funds that pursue the same (or similar) strategies. In such a situation, a substantial portion (if not all) of the Fund’s assets will be exposed to the risks associated with a single strategy or asset class. The Adviser will generally focus on Portfolio Funds that predominantly implement discrete strategies, so that the Adviser can seek to monitor the Fund’s exposure to various strategies. Most Portfolio Funds, however, have the flexibility to pursue different strategies without prior notice.

        In allocating assets, the Adviser first determines which investment strategies should be included in the Fund’s investment portfolio based on its evaluation of market conditions. Strategies may from time to time be excluded from the portfolio and new ones added, as determined by the Adviser, in its sole discretion, based on its assessment of market conditions. Although the Fund is not required to maintain exposure to any particular strategies, the Adviser anticipates that the Fund will typically gain exposure, through its investment in Portfolio Funds, to a number of common alternative strategies, such as relative value, global macro, equity long/short and event driven strategies.

        Given the investment strategies it believes should be represented in the Fund’s investment portfolio, and the amount of Fund assets to allocate to such strategies, the Adviser selects Portfolio Fund Managers that employ such strategies. The Adviser may take into account a number of factors when considering a Portfolio Fund Manager’s ability to manage assets using an investment style or styles, including:

•	the length of the Portfolio Fund Manager’s experience in that style;
•	the Portfolio Fund Manager’s capacity to manage assets in that style;
•	quantitative analysis of the Portfolio Fund Manager’s historical performance; and
•	qualitative judgments of the Portfolio Fund Manager’s organizational structure, professional depth and stability, and internal controls and risk management.

        The Fund will rely on the Adviser’s ability to select appropriate investment strategies and to select and monitor Portfolio Fund Managers to implement such strategies. Because the Adviser generally will not trade the Fund’s assets itself (other than in allocating assets to Portfolio Funds), prospective investors should consider that their return will be largely dependent on the ability of the Adviser to select Portfolio Fund Managers who perform well over time.

        The Adviser allocates assets to Portfolio Funds based upon, among other things, quantitative techniques and risk management guidelines that seek to maintain an appropriate level of diversification. (The Fund, however, is considered a non-diversified company under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a “diversified” fund under the 1940 Act. In addition, the Adviser may decide to concentrate the Fund’s assets in Portfolio Funds that pursue the same (or similar) strategies.) In addition to seeking a level of diversification, the Adviser may emphasize certain strategies that the Adviser believes are more likely to be profitable than others due to its assessment of prevailing market conditions. Based upon the number of available Portfolio Fund Managers pursuing an investment strategy and the Adviser’s view of the investment potential and benefits of such strategy, certain of the Portfolio Funds selected by the Adviser may be allocated substantially larger portions of the Fund’s assets than other Portfolio Funds. The Adviser will conduct periodic reviews of each

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Portfolio Fund’s performance and make allocations and reallocations of Fund assets based upon an ongoing evaluation of investment performance, changes in the investment strategies or capabilities of Portfolio Funds and changes in market conditions.

        The Adviser anticipates that the number and identity of Portfolio Funds will vary over time, at the Adviser’s discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds. The Adviser may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, investors in the Fund. Other than as the Fund’s investment policies may curtail concentrating assets above certain thresholds in any single Portfolio Fund, there is generally no minimum or maximum number of Portfolio Funds in which the Fund must be invested. The Adviser, however, will not allocate more than 20% of the Fund’s net assets (measured at the time of investment) to any Portfolio Fund, but may invest more than 20% of the Fund’s net assets (measured at the time of investment) in two or more Portfolio Funds managed by the same Portfolio Fund Manager.

        The Adviser currently anticipates that the Fund will generally invest in Portfolio Funds directly. The Adviser may, however, determine to structure investments in Portfolio Funds indirectly, through derivative instruments or other structured transactions. Generally, this type of arrangement would involve the Fund entering into a contract with a counterparty, where the counterparty agrees to provide the Fund with a payment based on the return of a Portfolio Fund in exchange for a fee or other payment by the Fund (such as a payment based on a particular interest rate benchmark). The Adviser, in its discretion, also may cause the Fund to make direct investments in securities, foreign exchange, options, futures, options on futures and other financial instruments.

        The Fund also may invest its uninvested cash balances in affiliated money market funds. To the extent that the Fund invests in a short-term investment vehicle, including any short-term investment vehicles sponsored by the Adviser and its affiliates, the Fund will generally be required to pay its pro rata share of such investment vehicle’s operating expenses. The Fund has the authority to borrow for cash management purposes, including in anticipation of additional subscriptions, to fund redemptions and to address the timing issues in connection with the acquisition of investments, and may do so when deemed appropriate by the Adviser.

        There can be no assurance that the Fund’s objective will be achieved.

Primary Investment Strategies

        The Adviser intends to invest the assets of the Fund primarily in and among a variety of Portfolio Funds in order to gain exposure to a variety of investment strategies, including:

        Relative Value (Arbitrage) Strategies

        Convertible Arbitrage. A strategy based on exploiting inefficiencies in the convertible bond market, for example, by taking long positions in convertible fixed-income instruments or warrants that are hedged usually by shorting the underlying stock, with the expectation of capturing price or yield differences.

        Fixed Income Arbitrage. A typically highly leveraged strategy that seeks to capture differences in price between different types of fixed income instruments that develop through changes to, for example, the fixed income yield curve or changes in credit spreads or other pricing factors.

        Statistical Arbitrage. A type of equity arbitrage based on, for example, taking offsetting long and short positions in different indices, common stocks of different companies with similar businesses, or baskets of common stocks representing different market sectors, in order to seek to benefit from differences in quantitative characteristics. This strategy is often model driven.

        Global Macro Strategies

        Opportunistic investment in any type of market or instrument that a Portfolio Fund Manager believes offers a high profit potential, often based on macroeconomic supply-and-demand factors rather than company-specific analysis. Global macro managers may take large long or short positions in derivatives, currencies or commodities, as well as in various types of securities. Such positions may reflect the Portfolio Fund Manager’s views on the direction of an asset class, or may be offsetting positions that reflect the Portfolio Fund Manager’s views on the relative value of two or more asset classes.

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        Equity Long/Short Strategies

        Equity Opportunistic. A strategy based on purchasing stocks that the Portfolio Fund Manager perceives to be undervalued and/or selling short stocks that the Portfolio Fund Manager perceives to be overvalued. While a Portfolio Fund Manager may maintain both long and short positions, at any time the Portfolio Fund may be substantially net long or net short. Portfolio Fund Managers may seek to capture differences in price between related or correlated equity securities, or between equities and index-based derivatives.

        Equity Neutral. Equity Neutral investing seeks to profit by exploiting pricing inefficiencies between related equity securities, attempting to “neutralize” exposure to market risk by combining long and short positions. An example of this strategy is a trade made up of long positions in the strongest companies in an industry and corresponding short positions in those companies showing signs of weakness.

        Short Bias. A strategy similar to equity opportunistic, but with a net short bias at the portfolio level. The strategy may consist of only short-selling of stocks.

        Event-Driven Strategies

        Credit, Distressed and High Yield Strategies. These strategies involve taking long and/or short positions in the securities of companies that are under stress (perceived or otherwise), involved in various stages of bankruptcy and/or financial distress in the hopes that a turnaround or profit can be realized.

        Risk Arbitrage. A strategy involving investment in securities of companies that are subject to a corporate action, such as a takeover bid, merger, spin-off or recapitalization. The strategy often involves buying the stocks of companies being acquired while simultaneously selling short the stocks of the acquirer to capture a spread that reflects the market’s perception of the risk of the acquisitions failing to occur.

        Event-Driven. Long or short investment in the securities of companies undergoing significant change, such as mergers, defaults, spin-offs or liquidations, where the Portfolio Fund Manager believes an event will provide a catalyst for realization of value.

        Managed Futures Strategy

        Managed Futures. Managed Futures is a strategy that offers access to global futures, forwards, options and cash markets through the use of professional money managers called Commodity Trading Advisors (“CTAs”). Managed Futures funds are characterized by exchange-traded assets, higher turnover, and technical, fundamental or model-driven strategies. CTAs are registered with the CFTC.

        Other Strategies

        The Fund may also invest in Portfolio Funds to gain access to other strategies including, among others, Option-Volatility trading. These strategies generally do not form a core of the portfolio, but are strategies that the Portfolio Fund Managers may use on a discretionary basis.

        Option-Volatility Trading. Option-Volatility trading is a derivatives-based strategy that seeks to profit from market turbulence (or the lack thereof), as reflected in movements in option prices that result either from market volatility or market fluctuations. The strategy typically involves combinations of options based on broad U.S. and Non-U.S. equity indices, but may also be implemented through options on currency, fixed income securities, or commodities, using either listed or over-the-counter options. Such option combinations include spreads (buying an option to buy or sell an asset while simultaneously selling an option to buy or sell the same asset with a different expiration or strike price) or straddles (option combinations that will profit from movement in the level of the value of an asset outside of certain bands, or the lack of such movement, without regard to whether the movement is upward or downward). Option-Volatility trading may also involve trades in which futures are used to create a position which synthetically resembles an option or option combination, or in which options are purchased or sold versus an offsetting position in the underlying market (such as a basket of stocks). The trades that comprise the Option-Volatility trading strategy will often reflect the Portfolio Fund Manager’s technical or fundamental view of the near-term direction or trading range of a market.

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TYPES OF INVESTMENTS AND RELATED RISKS

General

        Because the Fund employs a so-called “fund-of-funds” investment strategy pursuant to which the Adviser allocates the Fund’s capital among various Portfolio Funds, any risks borne by the individual Portfolio Funds will therefore also indirectly be borne by the Fund. In addition, to the extent that the Adviser invests the assets of the Fund directly in securities, the Fund will directly bear the risks of such investments. Discussed below are certain of the investments expected to be made by Portfolio Funds, or that may be made directly by the Fund, and the principal risks that the Adviser believes are associated with those investments.

Instruments Traded

        Options. Certain of the Portfolio Fund Managers engage in a substantial amount of options trading, both for speculative and for hedging purposes. Options trading involves certain risks which trading in the underlying securities alone does not. For example, interest rates and market volatility affect values, and options have limited life spans and so may expire worthless despite the underlying position becoming profitable soon thereafter. If the Fund or a Portfolio Fund writes (sells) options, it may sustain major marked-to-market losses — even if the options sold are never “in-the-money” — as a result of increases in market volatility and/or market movements towards the strike prices of such options.

        Derivatives. The Portfolio Fund Managers may make extensive use of derivatives in their trading. Derivatives often carry a high degree of embedded leverage and, consequently, are highly price sensitive to changes in interest rates, government policies, economic forecasts and other factors which generally have a much less direct impact on the price levels of the underlying instruments.

        The Portfolio Funds and the Fund may in the future trade in derivative instruments not presently contemplated or even available. Special risks may apply to such instruments that cannot be determined at this time or until such instruments are developed or invested in by the Portfolio Funds and the Fund. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty (including risks relating to the financial soundness and creditworthiness of the counterparty), legal risk and operations risk.

        Smaller and Medium Capitalization Companies. The Portfolio Fund Managers may invest a substantial amount of the Portfolio Funds’ capital in small to medium capitalization companies. The Fund also may make direct investments in small and medium capitalization companies. These companies may have less ability to withstand adverse market conditions than larger issuers, and their securities are often thinly traded and highly volatile in price. While small companies often have good growth potential, they typically involve higher risks because they may lack the management experience, financial resources, product diversification and personnel available to their larger competitors.

        Illiquid Securities. The Portfolio Funds and the Fund may from time to time take positions in illiquid securities or acquire securities which subsequently become illiquid. In some cases, the Portfolio Funds and the Fund may invest in private equity transactions which are both illiquid and may be difficult to value.

        The Portfolio Funds and the Fund also may invest in private placements, and in doing so will be restricted by law in their ability to resell the securities they acquire. Illiquid securities may be difficult to value and the Portfolio Fund Managers may carry these positions at cost or reserve their value out of net asset value calculations entirely until liquidated, correspondingly reducing (at least on an interim basis) the net asset value of the Fund’s investment in the relevant Portfolio Fund.

        The Portfolio Fund Managers and the Adviser on behalf of the Fund could also be unable to close out illiquid positions in order to realize profits or control losses.

        Single Stock Futures. Trading futures on individual stocks involves contracts that are priced, valued and margined much like a stock index futures contract. However, the market for single stock futures is relatively new and not available in all countries. The limited market for single stock futures may affect the liquidity of such instruments. Furthermore, trading in single stock futures typically involves a high degree of leverage that carries inherent risks, as discussed below.

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        In general, futures markets are highly volatile and are influenced by factors such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures or options thereon, and the Portfolio Funds or the Fund, as applicable, may be required to maintain a position until exercise or expiration, which could result in losses. Trading in futures and options thereon are highly specialized activities that may entail greater than ordinary investment or trading risks.

        Fixed-Income Securities. The value of fixed-income securities in which Portfolio Funds or the Fund may invest will change in response to fluctuations in interest rates. Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities generally can be expected to decline.

        The Portfolio Funds and the Fund may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest.

        High-Yield Securities. Portfolio Funds and the Fund may invest in high-yield securities. Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, Portfolio Funds and the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. (Neither the Portfolio Funds nor the Fund are required to hedge, and may choose not to do so.) High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

        Distressed Securities. The fact that companies are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation, means that their securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund’s or the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which a Portfolio Fund or the Fund invests may be less than investment grade.

        Mortgage-Backed and Asset-Backed Securities. The Portfolio Funds and the Fund may invest in securities that represent an interest in a pool of mortgages (“MBS”) or credit card receivables or other types of loans (“ABS”). The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

        Prepayment Risk. The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to refinance their mortgages when prevailing mortgage rates fall

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below the interest rates on their mortgage loans. Although ABS are generally less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS. However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.

        In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many MBS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS may be adversely affected by changes in prepayments in any interest rate environment.

        The adverse effects of prepayments may impact Portfolio Funds and the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Fund Managers or the Adviser may have constructed for these investments, if any, resulting in a loss to Portfolio Funds and/or the Fund. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

        Index Risk. The Portfolio Funds and the Fund also may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

        CMOs and MBS Derivatives. The CMO and stripped MBS markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that a Portfolio Fund or the Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks and hedging risks associated with such securities will be severely magnified.

        Subordinated Securities. Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities therefore possess some of the attributes typically associated with equity investments.

        Repurchase Agreements and Reverse Repurchase Agreements. The Portfolio Funds and the Fund may enter into repurchase agreements and reverse repurchase agreements. While the use of such agreements, as well as the relatively low margin deposits required for trading bonds permits an investor to control extremely large bond positions with a small amount of assets, the highly leveraged nature of these bond investments means that a relatively small change in price can cause very large losses or gains for the investor.

Strategy Risk

        Risk of Loss. A Shareholder could incur substantial, or even total, losses on an investment in the Fund. The Shares are only suitable for persons willing to accept this high level of risk.

        Investing Globally. Issuers are generally subject to different accounting, auditing and financial reporting standards in different countries throughout the world. The volume of trading, the volatility of prices and the liquidity of issuers may vary in the markets of different countries. Hours of business, customs and access to these markets by outside investors may also vary. In addition, the level of government supervision and regulation of securities exchanges, securities dealers and listed and unlisted companies is different throughout the world. The laws of some countries may limit the ability to invest in securities of certain issuers located in those countries. In addition, there may be a lack of adequate legal recourse for the redress of disputes and in some countries the pursuit of such disputes may be subject to a highly prejudiced legal system.

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        Different markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio Funds or the Fund are uninvested and no return is earned thereon. The inability of Portfolio Funds or the Fund to make intended security purchases due to settlement problems could cause the Portfolio Funds or the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if the Portfolio Fund or the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

        With respect to certain countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, managed or manipulated exchange-rates and other issues affecting currency conversion, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change based on factors particular to each such country.

        These risks may be greater in emerging markets.

        Exchange-Rate Risk. The Portfolio Funds and the Fund may invest in the securities of foreign issuers, denominated in currencies other than the U.S. dollar. Consequently, the Fund is subject to the exchange-rate risk of the dollar increasing in value against the functional currency of such investments.

        Hedging. Neither Portfolio Fund Managers nor the Adviser on behalf of the Fund will, in general, attempt to hedge all market or other risks inherent in their respective portfolio positions, and will hedge certain risks, if at all, only partially. A Portfolio Fund or the Fund may choose not, or may determine that it is economically unattractive, to hedge certain risks — either in respect of particular positions or in respect of its overall portfolio. A Portfolio Fund’s and the Fund’s portfolio composition will commonly result in various directional market risks remaining unhedged.

        The Portfolio Fund Managers and the Adviser on behalf of the Fund generally will enter into hedging transactions with the intention of reducing or controlling risk. Even if a Portfolio Fund Manager or the Adviser is successful in doing so, the cost of hedging will reduce returns. Furthermore, it is possible that the Portfolio Fund Manager’s or Adviser’s hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses.

        To the extent that a Portfolio Fund Manager or the Adviser hedges, its hedges may not be static but rather might need to be continually adjusted based on the Portfolio Fund Manager’s or Adviser’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a Portfolio Fund Manager’s or the Adviser’s hedging strategy may depend on its ability to implement this dynamic hedging approach efficiently and cost effectively, as well as on the accuracy of such Portfolio Fund Manager’s or the Adviser’s ongoing judgments concerning the hedging positions to be acquired.

        Short Selling. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

        Use of Leverage. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. The Portfolio Funds also incur interest expense on the borrowings used to leverage their positions.

        Importance of General Economic Conditions. Overall market, industry or economic conditions, which neither the Adviser nor the Portfolio Fund Managers can predict or control, will have a material effect on performance.

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Management Risks

        The Adviser. The Fund’s success depends on the ability of the Adviser to select successful Portfolio Fund Managers and, to a lesser extent, to make direct investments in securities and other financial instruments. There can be no assurance that the Adviser will be able to do so.

        Portfolio Fund Manager Misconduct or Bad Judgment. The Adviser will have no, or only limited, access to information regarding the activities of Portfolio Fund Managers. Furthermore, the Adviser cannot guarantee the accuracy or completeness of such information. As a consequence, it will be difficult, if not impossible, for the Adviser to protect the Fund from the risk of Portfolio Fund Manager fraud, misrepresentation or material strategy alteration. Shareholders themselves will have no direct dealings or contractual relationships with the Portfolio Fund Managers.

        Reliance on Corporate Management and Financial Reporting. Many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Adviser has no ability to independently verify the financial information disseminated by the thousands of issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Recent events have demonstrated the material losses which investors such as the Fund can incur as a result of corporate mismanagement, fraud and accounting irregularities.

        Loss of Portfolio Fund Manager Principals. Certain Portfolio Fund Managers may have only one or a limited number of principals. If the services of any of such principals became unavailable, a Portfolio Fund might sustain losses that would adversely affect the Fund.

        Market Participant Risk. The institutions, including brokerage firms and banks, with which a Portfolio Fund or the Fund trades or invests, may encounter financial difficulties that impair the operational capabilities or the capital position of such Portfolio Fund or the Fund. The Fund will have no control whatsoever over the counterparties or brokers used by the Portfolio Funds.

Fund Structure

        Independent Strategies. The Portfolio Fund Managers manage their portfolios independently of one another. Often, the profits recognized by one Portfolio Fund Manager will be offset by losses incurred by others. The allocation of the Fund’s strategies among the different Portfolio Fund Managers has the potential to control losses but also reduces the Fund’s profit potential and may at times result in economically offsetting positions.

        Confidential Information Conflicts. In the course of its investment activities, the Adviser and its affiliates may from time to time come into possession of confidential information which the Adviser is prohibited from using for the benefit of the Fund, and which would have caused the Adviser to take or omit to take certain actions on behalf of the Fund had the Adviser been permitted to do so.

        Certain personnel of the Adviser and its affiliates may have information relating to matters which they cannot disclose to other personnel of the Adviser due to confidentiality, “Ethical Wall” or other considerations. The Adviser might manage the Fund’s portfolio differently if it would otherwise have access to this information.

        Liquidity (Repurchase) Risks. It is not expected that Shares will be traded on any securities exchange or other market, and Shares will be subject to restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, a Shareholder investing as of a given date should not expect to be able to liquidate Shares for up to six months, and possibly longer. The Adviser expects to recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, effective on the last business day of March, June, September and December (generally in amounts up to 15% of the Fund’s net assets). No assurances can be given that these repurchases will occur. In addition, because each offer to repurchase Shares generally will be limited as to the number of Shares eligible to participate, not all Shares tendered for repurchase in a particular offer may be accepted. This may occur, for example, when one or more large investors (including the Adviser and its affiliates) seeks to tender a significant number of Shares or when a large number of investors tender simultaneously. In such an event, Shares typically will be accepted for repurchase only on a pro rata basis. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

        With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be the 25th calendar day of the second month prior to that containing the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). For example, the Notice Date for a

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repurchase offer having a December 31 Valuation Date would be October 25. Accordingly, Shareholders that elect to tender Shares for repurchase will not know the price at which such Shares will be repurchased until after the election to tender becomes irrevocable. It is possible that during the time period between the day on which a Shareholder elects to tender and the Valuation Date, general economic and market conditions, or specific events affecting the Fund or one or more underlying Portfolio Funds, could cause a decline in the value of Shares in the Fund.

        Limited Liquidity and Limited Availability of Portfolio Fund Investments. Among the principal disadvantages and risks inherent in the Fund’s fund of funds structure are the restrictions imposed on the Adviser’s asset allocation flexibility and risk control as a result of the limited liquidity of the Portfolio Funds, as well as their limited availability to accept investments from the Fund.

        The Fund could be unable to withdraw its capital from a Portfolio Fund for some months despite major losses being incurred or after the Adviser has determined that the Portfolio Fund Manager operating such Portfolio Fund has deviated from its announced trading policies and strategy. This may restrict the Adviser’s ability to reallocate the Fund’s assets in a timely manner in response to changing market circumstances.

        Portfolio Fund Manager Changes. Portfolio Fund Managers may be changed without advance notice to Shareholders, including between the time an investor subscribes and the time such investor’s subscription is invested in the Fund. Investors will not be informed in advance of the allocations or reallocations of the Fund’s assets among the different Portfolio Funds.

        Portfolio Turnover. The Portfolio Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates. In light of the Portfolio Funds’ investment objectives and policies, it is likely that the portfolio turnover rates of a number of the Portfolio Funds may exceed 100% per annum, which will result in significant transaction costs for such Portfolio Funds and, therefore, the Fund. As a result of this portfolio turnover, a significant portion of the Fund’s gains, if any, will be derived from short-term capital gains taxable as ordinary income. Shareholders will bear the tax burden of any such gains.

        Ability to Invest Directly. An investor in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a portion of the Adviser’s Management Fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Fund as an investor in the Portfolio Funds.

        Withdrawals; In Kind Redemptions. Portfolio Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the Fund’s best interests. The Fund may not be able to withdraw from a Portfolio Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons. The Fund also may be subject to fees imposed on withdrawals from the Portfolio Funds, especially with respect to “early withdrawals” made within the “lock-up” or penalty period, if any, of a particular Portfolio Fund.

        Valuation. The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value and net asset value per Share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a net asset value, the Fund will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation. If, after the Fund pays redemption proceeds, one or more of the valuations used to determine the net asset value on which the redemption payment is based are revised, the redeeming Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A redeeming Shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the net asset value at the time they occur, because they relate to information available only at the time of the adjustment or revision,

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will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value per Share higher than the adjusted amount. Conversely, any increases in the net asset value per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the adjusted amount. New Shareholders, as well as shareholders purchasing additional shares, may be affected in a similar way, because the same principles apply to the subscription for Shares. See “Net Asset Valuation.”

        Investments in Non-Voting Stock. To avoid potential adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Fund generally does not intend to own 5% or more of the voting securities of any Portfolio Fund. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Fund and other clients of the Adviser. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Portfolio Fund could potentially be subject to the prohibitions of Section 17 of the 1940 Act if an appropriate exemption were not available.

        In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically (and in most cases irrevocably) waives any voting rights it may hold subject to certain requirements. Other investment funds or accounts managed by the Adviser also may forego or waive voting rights in a particular Portfolio Fund. Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process. When deciding to forego or waive voting rights, the Adviser considers only the interests of the Fund and not the interests of the Adviser or those of the Adviser’s other clients. The Fund has not established specific written procedures relating to this process.

        As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund will invest provide their shareholders with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

        Control Positions. Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Portfolio Funds, such Portfolio Funds likely would suffer losses on their investments.

Fees

        Charges; Layering of Fees. The Fund is subject to a layering of fees; each Portfolio Fund Manager charges fees, as does the Fund itself. The combined effect of this double level of fees will have a material effect on performance over time.

        Portfolio Fund Managers’ Incentive Compensation. The Portfolio Fund Managers receive incentive compensation, which may lead them to take positions that involve more risk than the Portfolio Fund Managers might otherwise have accepted.

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        Portfolio Fund Managers’ Incentive Compensation Based on Unrealized as Well as Realized Gains. The Portfolio Fund Managers’ incentive compensation will be based on unrealized as well as realized gains. There can be no assurance that such gains will, in fact, ever be recognized. Furthermore, the valuation of unrealized gain and loss may be subject to material subsequent revision.

        A Portfolio Fund Manager will receive any performance compensation to which it is entitled, irrespective of the performance of the other Portfolio Funds and the Fund generally. Thus, a Portfolio Fund Manager with positive performance may receive performance compensation from the Fund, as an investor in an underlying Portfolio Fund, and indirectly from the Fund’s investors, even if the Fund’s overall returns are negative. Investment decisions for the Portfolio Funds are made by the Portfolio Fund Managers independently of each other. Consequently, at any particular time, one Portfolio Fund may be purchasing interests in an issuer at the same time such interests are being sold by another Portfolio Fund. Investing by Portfolio Funds in this manner could cause the Fund to incur certain transaction costs without accomplishing any net investment result.

Regulation

        Absence of Regulation. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act with respect to its investments in Portfolio Funds, such as the limitations applicable to the use of leverage and the requirements concerning the custody of assets and approvals of investment advisory agreements.

        Revised Regulatory Interpretations Could Make Certain Strategies Obsolete. In addition to proposed and actual accounting changes, there have recently been certain well-publicized incidents of regulators unexpectedly taking positions which prohibited trading strategies which had been implemented in a variety of formats for many years. In the current unsettled regulatory environment, it is impossible to predict if future regulatory developments might adversely affect the Fund.

        Possibility of Additional Government or Market Regulation. Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the “hedge fund” industry in general. Legislation proposing greater regulation of the industry periodically is considered by Congress, as well as the governing bodies of non-U.S. jurisdictions. The SEC recently adopted a rule that is likely to require registration of most Portfolio Fund Managers as investment advisers under the Investment Advisers Act of 1940. While it is unclear what effect this registration requirement will have on Portfolio Funds and the hedge fund industry generally, it could increase the costs of operating a hedge fund business, with the result that there may be a trend of consolidation of Portfolio Fund Managers or a decrease in the availability of product offerings by new Portfolio Fund Managers. In addition, Portfolio Funds may in the future implement longer lock-up periods, thereby decreasing the Fund’s potential liquidity, since Portfolio Fund Managers of Portfolio Funds with lock-up periods of two years or longer will generally not be subject to registration. It is impossible to predict what, if any, other changes in the regulations applicable to the Fund, the Portfolio Funds, the Adviser and its affiliates, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such current or future regulation could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of the Shareholders.

OTHER RISKS

        Limited Operating History. The Fund is a recently formed entity and has no operating history upon which investors can evaluate its performance. As discussed below, the personnel of the Adviser responsible for managing the Fund’s investment portfolio have substantial experience in managing investments and private investment funds and have provided and continue to provide advisory and management services to clients and private investment funds that have similar investment programs to that of the Fund. See “The Adviser,” “Adviser Performance Information” and “Conflicts of Interest.”

        Dependence on Key Personnel. The Adviser is dependent on the services of its professional staff, and there can be no assurance that it will be able to retain the current portfolio management team described under the heading “The Adviser.” The departure or incapacity of one or more of those individuals could have a material adverse effect on the Adviser’s management of the investment operations of the Fund.

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        Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is specialized, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its assets . Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

        Increased Competition in Alternative Asset Investments. In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement alternative asset investment strategies, including the strategies to be implemented by the Fund. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Prospective investors should understand that the Fund may compete with other investment vehicles (including the Adviser and its affiliates proprietary or private funds and accounts), as well as investment and commercial banking firms, which may have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Fund.

        Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Hedge fund returns dropped significantly during 2004 in comparison to their returns in prior years, and there can be no assurance that their returns, as an asset class, in future periods will continue to reflect previous historical levels. This may be due in part to changes in market conditions affecting hedge funds’ investments and strategies, as well as the proliferation of hedge funds pursuing similar strategies (thereby making it difficult for one hedge fund to outperform others). The foregoing considerations relating to hedge funds have been identified as serious risks by a number of investment commentators, including senior executives of affiliates of the Adviser. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

        Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase the Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if among other situations:

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or
•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true.

The effect of these provisions may be to deprive an investor of an opportunity for a return even though other investors might enjoy such a return.

        Tax Considerations. The Fund will operate so as to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code. If it meets source of income, diversification and distribution requirements, the Fund will qualify for effective pass-through tax treatment. The Fund would cease to qualify for such pass-through tax treatment if it were unable to comply with these requirements. If the Fund fails to qualify as a RIC, it will have to pay corporate-level taxes on all of its income whether or not the Fund distributes it, which would substantially reduce the amount of income available for distribution to Shareholders.

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LIMITS OF RISK DISCLOSURE

        The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire Prospectus and the Declaration of Trust and consult with their own advisors before deciding whether to invest. In addition, as the investment program of the Fund may change over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

INVESTMENT POLICIES AND RESTRICTIONS

        The investment objective of the Fund is not a fundamental policy of the Fund and may be changed without a vote upon 60 days notice to Shareholders. The Fund has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of security holders, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or of more than 50% of the outstanding voting securities, whichever is less.

        In applying the investment restrictions and other policies described in this Prospectus, the Fund will not “look through” to the investments and trading activity of the Portfolio Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this Prospectus, will not constitute a deviation from the restriction or policy. Under the fundamental investment restrictions the Fund may not:

(1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, neither the Fund’s investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro, distressed securities, etc.) are deemed to be an investment in a single industry.

(2) Issue senior securities to the extent such issuance would violate applicable law.

(3) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law or any exemptive relief granted by the Commission and the guidelines set forth in the Fund’s registration statement, as it may be amended from time to time.

(5) Borrow money, except to the extent permitted by applicable law.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s registration statement, as it may be amended from time to time.

(7) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by Portfolio Funds that invest in real estate or interests therein.

        The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. The Fund and the Portfolio Funds in which it invests may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act (to the extent applicable) and other applicable laws.

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MANAGEMENT OF THE FUND

Board of Trustees

        The Fund’s Board of Trustees has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. As used herein, the term “Trustee” is synonymous with the term “Trustee” within the meaning of the Delaware Statutory Trust Act. The Board of Trustees will monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business.

        The Trustees, in their capacity as such, are not Shareholders of the Fund and, accordingly, each Trustee in his or her capacity as such has no liability as a Shareholder. Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for Shares, subject to the eligibility requirements described in this Prospectus.

Trustees and Officers

        Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by the Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board of Trustees. One of the Trustees and all of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. The other Trustees are not affiliated with the Adviser or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (previously defined as the “Independent Trustees”). The Trustees and officers of the Fund also may be trustees, directors and officers of other investment companies managed, advised, administered or distributed by the Adviser and its affiliates. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

        Certain biographical and other information relating to the Independent Trustees is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates (the “Adviser and Affiliates-Advised Funds”) and other public Trustee/Directorships.

Independent Trustees

Name, Age and Address*	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Adviser and Affiliates- Advised Funds and Portfolios Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
David O. Beim (64) ***	Trustee	Trustee since 2005	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. since 1997; Chairman of Wave Hill, Inc. since 1980.	17 registered investment companies consisting of 22 portfolios	None

James T. Flynn (66)	Trustee	Trustee since 2005	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	17 registered investment companies consisting of 22 portfolios	None

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Name, Age and Address*	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Adviser and Affiliates- Advised Funds and Portfolios Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
W. Carl Kester (53)	Trustee	Trustee since 2005	Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.	17 registered investment companies consisting of 22 portfolios	None

Karen P. Robards (55)	Trustee	Trustee since 2005	President of Robards & Company, a financial advisory firm, since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	17 registered investment companies consisting of 22 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Declaration of Trust or by statute.
***	Chair of the Audit Committee
****	Chair of the Board of Trustees

Interested Trustee/Officers

Name, Age and Address*	Position(s) Held with the Fund	Term of Office**† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Adviser and Affiliates- Advised Funds and Portfolios Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Robert C. Doll, Jr.*** (50)	Trustee and President	Trustee and President since 2005	President of Adviser and Affiliates-Advised Funds -since 2005; President of Merrill Lynch Investment Managers, L.P. (“MLIM LP”) and Fund Asset Management, L.P. (“FAM”) since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	126 registered investment companies consisting of 167 portfolios	None

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Name, Age and Address*	Position(s) Held with the Fund	Term of Office**† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Adviser and Affiliates- Advised Funds and Portfolios Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Donald C. Burke (44)	Vice President and Treasurer	Vice President and Treasurer since 2005	First Vice President of FAM and MLIM LP since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999; Vice President of FAM and MLIM LP from 1990 to 1997; and Director of Taxation of MLIM LP from 1990 to 2001.	130 registered investment companies consisting of 174 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer	Chief Compliance Officer since 2005	Chief Compliance Officer of the Adviser and Affiliates-Advised Funds and First Vice President and Chief Compliance Officer of MLIM LP (Americas Region) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	131 registered investment companies consisting of 175 portfolios	None

Fabio P. Savoldelli (43)	Vice President	Vice President since 2005	Managing Director of the Adviser since 2000; Chief Investment Officer of the Adviser’s Alternative Strategies division since 2003; Managing Director for Merrill Lynch Corporate and Institutional Client Group from 1996 to 1999; Chief Investment Officer for the Americas at Chase Manhattan Private Bank from 1995 to 1996; Deputy Chief Investment Officer and Head of Fixed Income and Foreign Exchange at Swiss Bank Corporation Portfolio Management International from 1990 to 1995.	2 registered investment companies consisting of 2 portfolios	None

Alice A. Pellegrino (45)	Secretary	Secretary since 2005	Director (Legal Advisory) of MLIM LP since 2002; Vice President of MLIM LP from 1999 to 2002. Attorney associated with MLIM LP since 1997; Secretary of FAM, MLIM LP, FAMD and Princeton Services since 2004.	129 registered investment companies consisting of 171 portfolios	None

*	The address of Mr. Doll and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Declaration of Trust or by statute.
***	Mr. Doll is an “interested person,” as defined in the 1940 Act, of the Fund based on his current positions with the Adviser, FAM, Princeton Services and Princeton Administrators and his position as President of the Fund.
†	Officers of the Fund are elected by and serve for an indefinite term at the pleasure of the Board of Trustees.

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        As of the date of this Prospectus, other than as described above, none of the Independent Trustees who is either a trustee or director of another investment company whose adviser and principal underwriter is affiliated with the Adviser and its affiliates has held any other position with (i) the Fund, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Fund or (iv) any person controlling, controlled by or under common control with the Adviser.

        As of the date of this Prospectus, the Trustees and officers as a group owned an aggregate of less than 1% of the outstanding units of the Fund and none of the Independent Trustees or any of their immediate family members owned beneficially or of record any securities in ML&Co. Prior to the offering of the Fund’s Shares, the Adviser will be the sole Shareholder of the Fund and may be considered a controlling person of the Fund.

Share Ownership

        Information relating to each Trustee’s ownership of Shares in the Fund and ownership of securities in all registered funds in the Adviser and Affiliates-Advised Funds family of funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2004 is set out in the chart below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Funds
Interested Trustee
Robert C. Doll, Jr	None	over $100,000
Non-Interested Trustees
David O. Beim*	None	None
James T. Flynn	None	over $100,000
W. Carl Kester	None	$10,001 – $50,000
Karen P. Robards†	None	over $100,000

*	Chair of the Audit Committee
†	Chair of the Board of Trustees

Compensation

        Each Independent Trustee receives an aggregate annual retainer of $92,750 for his or her services to the Adviser and Affiliates-Advised Funds, including the Fund. The portion of the annual retainer allocated to each Adviser and Affiliates-Advised Fund is determined quarterly based, in general, on the relative net assets of each such Fund. In addition, each Independent Trustee receives a fee per in-person board meeting attended and per in-person Audit Committee (as defined below) meeting attended. The aggregate annual per meeting fees paid to each Independent Trustee totals $38,000 for all the Adviser and Affiliates-Advised Funds for which that Trustee serves and are allocated equally among those Funds. The Chair of the Board of Trustees and the Chair of the Audit Committee each receives an additional annual retainer in the amounts of $40,000 and $10,000, respectively, which is paid quarterly and allocated to each Adviser and Affiliates-Advised Fund for which such Chair provides services based on the relative net assets of the Fund.

        The following table sets forth the approximate aggregate compensation the Fund expects to pay to the Independent Trustees for their first full fiscal year of service and the aggregate compensation paid by all investment companies in the Adviser and Affiliates-Advised Funds complex to the Independent Trustees for the calendar year ended December 31, 2004.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee
David O. Beim*	$6,000	None	None	$113,083
James T. Flynn	$6,000	None	None	$121,583
W. Carl Kester	$6,000	None	None	$121,583
Karen P. Robards†	$6,000	None	None	$131,583

*	Chair of the Audit Committee
†	Chair of the Board of Trustees

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Committees

        Each Independent Trustee is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Trustees take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Trustees of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with these duties. As the Fund is only recently organized, no meetings of the Committee have been held as of the date of this Prospectus.

        Each Independent Trustee is also a member of the Nominating Committee of the Board of Trustees. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Trustees of the Fund and to recommend its nominees for consideration by the full Board of Trustees. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by investors in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. As the Fund is only recently organized, no meetings of the Nominating Committee have been held as of the date of this Prospectus.

Voting of Proxies

Proxy Voting Policies and Procedures

        The Fund’s Board of Trustees has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities. The Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Adviser considers the interests of its clients, including the Fund, and not the interests of the Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Adviser’s interest and those of the Adviser’s clients are properly addressed and resolved.

        In order to implement the Proxy Voting Procedures, the Adviser has formed a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee is comprised of the Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee may also include one non-voting representative from the Adviser’s legal department appointed by the Adviser’s General Counsel. The Proxy Committee’s membership shall be limited to full-time employees of the Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Adviser’s affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and

34

other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Adviser will generally seek to vote proxies over which the Adviser exercises voting authority in a uniform manner for all the Adviser’s clients, the Proxy Committee, in conjunction with the Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

        To assist the Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Adviser by ISS include in-depth research, voting recommendations (although the Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

        The Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

        From time to time, the Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Adviser (each, an “Affiliate”), or a money management or other client of the Adviser, including investment companies for which the Adviser provides investment advisory, administrative and/or other services (each, a “Client”), is involved. The Proxy Voting Procedures and the Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Adviser’s clients.

        In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Adviser’s normal voting guidelines or, on matters where the Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee’s determination is consistent with the Adviser’s fiduciary duties.

        In addition to the general principles outlined above, the Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the

35

Proxy Committee determines that it is in the Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

        The Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Trustees of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company’s Board of Trustees (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee’s number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Proxy Committee may look at an auditor’s history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s Board of Trustees, rather than stockholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund’s Board of Trustees (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the 1940 Act envisions will be approved directly by stockholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the stockholder’s environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

        Information about how the Fund votes proxies relating to securities held in the Fund’s portfolio from the commencement of operations to June 30, 2006 and during each 12-month period ending June 30 thereafter will be available without charge commencing no later than the following September 1: (1) at www.mutualfunds.ml.com and (2) on the Commission’s website at http://www.sec.gov.

36

THE ADVISER

        Merrill Lynch Investment Managers LLC (previously defined as the “Adviser”) and its affiliates create and manage a variety of mainstream and alternative investments, including mutual funds, hedge funds, funds of funds, private equity, managed futures and exchange funds. The Adviser’s capabilities in these fields of investment date back as far as 1986 through predecessor organizations that have been combined into the Adviser’s organization. The Adviser has dedicated a division, the Alternative Strategies division, to create, manage and distribute fund of hedge fund and managed futures products to tax-exempt, institutional and individual high net worth clients worldwide. They are supported by the Adviser’s fully-integrated business organization possessing investment and risk management, sales, marketing, legal, operations, fund accounting and administration, technology and client reporting capabilities.

        As of April 30, 2005, the Adviser and its affiliates had approximately $467.8 billion in assets under management worldwide. The Adviser had approximately $3.4 billion in fund of hedge funds products under management as of April 30, 2005. As of the date of this Prospectus, the Fund is one of two funds of hedge funds managed by the Adviser that is registered under the 1940 Act.

        The Adviser, through its predecessors, has been registered with the United States Commodity Futures Trading Commission as a commodity pool operator and commodity trading advisor since October 1999 and is a member of the National Futures Association in such capacities. The Adviser is also registered as an investment adviser with the Securities and Exchange Commission (“SEC”).

        The Investment and Asset Committee of the Adviser’s Alternative Strategies division (the “Investment and Asset Committee”) is responsible for the day-to-day management of the Fund’s portfolio. The principal business address of the Adviser is 222 Broadway, 27th Floor, New York, New York 10038.

Information Regarding the Portfolio Managers

        Fabio P. Savoldelli and Hideaki Yamagishi, CFA, are the portfolio managers at the Adviser responsible for investing the Fund’s assets. Mr. Savoldelli joined Merrill Lynch in 1996 as a Director for Merrill Lynch Corporate and Institutional Client Group and has been a Managing Director of the Adviser since 1998 and the Chief Investment Officer of the Adviser’s Alternative Strategies division since 2003. Mr. Yamagishi joined the Adviser in 1998 and has been a Managing Director of the Adviser since 2002, prior to which he held the position of Vice President with The Norinchukin Bank. Mr. Savoldelli and Mr. Yamagishi each have over 18 years’ experience in investing and in managing similar investments. The Fund’s portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly.

Other Funds and Accounts Managed

        The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of May 31, 2005.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Fabio P. Savoldelli	1	25	1	0	7	1
	$95,662,457	$1,400,517,252	$25,961,651		$498,955,697	$25,961,651

Hideaki Yamagishi	1	19	1	0	7	1
	$95,662,457	$ 922,879,148	$25,961,651		$498,955,697	$25,961,651

Compensation Program

        The Portfolio Manager Compensation Program of Merrill Lynch Investment Managers and its affiliates (“MLIM”) is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program is intended to ensure that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

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Policies and Procedures

        The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

       Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is derived on a discretionary basis considering such factors as products they manage, external market conditions, MLIM’s investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

       Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the company’s ability to sustain and improve its performance over future periods.

        The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

        Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach is intended to ensure that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the company’s performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch’s reputation for integrity.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

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Potential Material Conflicts of Interest

        Real, potential or apparent conflicts of interest may arise when the portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by MLIM and its affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund’s portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Fund Ownership

        The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of the date of this prospectus.

Portfolio Manager	Dollar Range
Fabio P. Savoldelli	None
Hideaki Yamagishi	None

INVESTMENT ADVISORY AGREEMENT

        The Investment Advisory Agreement generally provides that the Adviser shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various Portfolio Funds and other securities, options, futures, and options on futures in which the Fund invests or cash, subject always to the restrictions set forth in the Declaration of Trust, the provisions of the 1940 Act and the Fund’s registration statement, as it may be amended from time to time. The Investment Advisory Agreement also authorizes the Adviser to conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as necessary or desirable. The Investment Advisory Agreement is terminable without penalty upon 60 days’ prior written notice by the Board of Trustees, or by vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund, or by the Adviser also upon 60 days’ prior written notice. Once effective, the Investment Advisory Agreement will continue in effect from year to year after its initial two-year term if the continuance is approved annually by the Board of Trustees (including a majority of the Independent Trustees) by vote cast in person at a meeting called for the purpose of voting on such continuance. The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules under that Act.

39

        The Board of Trustees of the Fund, including a majority of the non-interested Trustees of the Fund, has the responsibility under the 1940 Act to approve the Fund’s proposed Investment Advisory Agreement for its initial two-year term and for one-year renewal terms thereafter at meetings of the Board of Trustees called for the purpose of voting on such initial approval or renewals. In addition, the Board of Trustees will receive, review and evaluate information concerning the services and personnel of the Adviser and its affiliates at each quarterly meeting of the Board of Trustees. While particular emphasis will be placed on information concerning profitability, comparability of fees and total expenses, and the Fund’s investment performance at any future meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund’s investment advisory arrangement is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement will include deliberations at future quarterly meetings.

        At a Board meeting held on May 25, 2005, all of the Trustees who were present at such meeting, including all of the non-interested Trustees who were present at such meeting and constituting a majority of the non-interested Trustees, approved the Investment Advisory Agreement for an initial two-year term. In considering whether to approve the Investment Advisory Agreement, the Board of Trustees reviewed an organizational meeting book and other materials from special counsel to the Fund and from the Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and the Adviser’s affiliates and the fees that will be paid by the Fund to the Adviser and the Adviser’s affiliates; (ii) included information concerning the portfolio management team; and (iii) outlined the legal duties of the Board of Trustees under the 1940 Act. Trustees also received from Lipper, Inc. information comparing the Fund’s fee rate for advisory and other services and ratios for management expenses, investment-related expenses and total expenses to those of non-MLIM-advised closed-end funds deemed comparable by Lipper, Inc. In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser. The Trustees reviewed the services that the Adviser would provide to the Fund. In connection with the investment advisory services to be provided to the Fund, the Board of Trustees discussed in detail with officers of the Adviser the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. In addition to the investment advisory services to be provided to the Fund, the Adviser and its affiliates also will provide certain administrative and investor services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. In particular, the Board of Trustees reviewed the compliance and administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund’s day-to-day operations and its oversight of Fund accounting. The Board of Trustees noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. In addition to the Fund, the Adviser and its affiliates provide compliance and administrative services to all of the MLIM-advised funds, as well as to a number of third party fund groups. Finally, the Board of Trustees also took into consideration the favorable history, reputation and background of the Adviser and the portfolio management team. The Board of Trustees concluded, based in part on their experience as Board members for other MLIM advised funds, that the services to be provided to the Fund by the Adviser under the Investment Advisory Agreement were of a sufficiently high quality and would benefit the Fund.

(b) Investment performance of the Fund and Adviser. Because the Fund is newly formed, the Trustees did not consider the investment performance of the Fund. The Trustees generally reviewed the performance of the Adviser and found it to be satisfactory. In doing so, the Trustees recognized that past performance is not an indicator of future performance. In addition, the Board focused on the experience, resources and strengths of the Adviser in managing investment companies that invest primarily in Portfolio Funds, including MLIM’s experience in advising Multi-Strategy Hedge Opportunities LLC and a number of unregistered funds that have investment objectives and strategies similar to those of the Fund. The Board of Trustees considered the amount of assets under the management of the Adviser and its affiliates, as well as the experience of the portfolio management team. The Board of Trustees noted that the Adviser has over five years’ experience investing in unregistered funds and other alternative investment pools. The Board of Trustees also noted that, in connection with the Fund’s investments in Portfolio Funds, the Adviser will assess current market conditions and determine the investment strategies that should comprise the Fund’s portfolio and assess the abilities of the Portfolio Fund Managers to implement those strategies. The Board of Trustees noted that the Adviser has a high level of expertise in managing unregistered funds, including unregistered funds of funds, and concluded that the Fund will benefit from that expertise. As a result, the Trustees determined that the Adviser would be an appropriate investment adviser for the Fund.

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(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Trustees also considered the anticipated cost of the services to be provided by the Adviser. Under the Investment Advisory Agreement, the Fund would pay the Adviser a fee at the annual rate of 1.50% of the Fund’s average month-end net assets. Because the Fund is newly formed, had not commenced operations as of May 25, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Trustees with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Trustees, however, did discuss with the Adviser its general level of profitability and they noted the expectation that the profitability level would not be excessive. The Trustees also noted that the Adviser would provide the Trustees with profitability information approximately one year after the Fund commences operations. The Board of Trustees also noted the fact that in addition to the advisory fees paid by the Fund to the Adviser, the Fund bears the investment management fee and other costs charged by the Portfolio Funds.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. Since the Fund is newly formed, had not commenced operations as of May 25, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Trustees with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Trustees also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue, no later than when they next review the investment advisory fee after the initial two year term of the Investment Advisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other advisers or other clients. As discussed above in (a) and (c), the Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of the Adviser and to other contracts of other advisers with respect to other similar closed-end registered investment companies. In particular, the Board of Trustees evaluated the Fund’s proposed contractual fee rate for advisory services as compared to the contractual fee rate of twelve non-MLIM- advised comparable closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds as provided by Lipper Inc. In particular, the Board of Trustees noted that the Fund’s contractual advisory fee rate was set at approximately the median among the twelve non-MLIM-advised comparable funds.

        The Board of Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including distribution arrangements relating to the offering of Shares and Shareholder servicing arrangements. Based in part on their experience as Trustees of other MLIM advised funds, the Board of Trustees concluded that the Fund would benefit from those services.

        Conclusion. No single factor was determinative to the decision of the Board of Trustees. Based on the foregoing and such other matters as were deemed relevant, all of the Trustees who were present at the May 25, 2005 meeting, including all of the non-interested Trustees who were present at such meeting, constituting a majority of the non-interested Trustees, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the Fund as well as the costs to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by other comparable funds. As a result, all of the Trustees who were present at the May 25, 2005 meeting, including all of the non-interested Trustees who were present at such meeting, constituting a majority of the non-interested Trustees, approved the Investment Advisory Agreement. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

CODE OF ETHICS

        The Fund, the Adviser and FAMD have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Portfolio Funds that may be purchased or held by the Fund. The Code of Ethics may be examined on the SEC’s website at www.sec.gov. In addition, the Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

41

BROKERAGE

        Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

        The Adviser expects that each Portfolio Fund Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Adviser can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain the best price and execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Adviser may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in its Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

        Consistent with seeking best price and execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Adviser) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information (“soft dollar items”), including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager in connection with a Portfolio Fund in which the Fund invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser may effect brokerage transactions for a Portfolio Fund.

        Section 28(e) of the Securities Exchange Act of 1934, as amended, specifically permits the use of research-related soft dollar items in the manner described above. Soft dollar items that are not research-related are, however, outside the scope of Section 28(e). Soft dollars not generated through agency transactions in securities (for example, those generated with respect to certain types of derivatives transaction) are also outside the Section 28(e) safe harbor. The Portfolio Fund Managers may receive soft dollar items outside the safe harbor.

        The Board of Trustees has adopted procedures designed to ensure that commission rates paid to affiliates of the Adviser by the Fund will be fair and reasonable within the meaning of the 1940 Act. These procedures do not, however, govern payments by a Portfolio Fund.

ADMINISTRATOR

        The Fund has retained PFPC, Inc., whose principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative, transfer agency and investor services to the Fund. Under the terms of an agreement entered into between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: reconciliation of cash and investment balances with the Fund’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund’s net asset value; preparing the Fund’s Statement of Assets and Liabilities and Statement of Operations; preparing and filing the Fund’s annual and semi-annual reports with the SEC; preparing and filing certain federal and state tax returns for the Fund; maintaining the register of Shareholders, including any transfer or repurchases of shares; and the distribution of dividends and other distributions.

42

        The Administrator is paid a monthly fee at the annual rate of 0.075% of the Fund’s aggregate beginning of the month net assets not exceeding $200 million, 0.050% of the Fund’s aggregate beginning of the month net assets exceeding $200 million but not in excess of $400 million, and 0.030% of the Fund’s aggregate beginning of the month net assets in excess of $400 million. The Fund also pays the Administrator certain fixed fees for tax preparation and other services. The Administrator is also reimbursed by the Fund for out-of-pocket expenses (including those of any third party retained to assist the Administrator) relating to services provided to the Fund. The Administration Agreement may be terminated at any time by either party generally upon not less than 120 days’ written notice.

SHAREHOLDER ACCOUNT SERVICES ARRANGEMENTS

        The Fund has appointed FAMD (previously defined as the “Service Agent”), whose principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, to provide (or arrange for the provision of) ongoing Shareholder and account maintenance services. Under the terms of a Shareholder Services Agreement between the Fund and the Service Agent (the “Shareholder Services Agreement”), the Service Agent is authorized to retain broker-dealers and financial advisors (previously defined as “Shareholder Service Providers”) to provide ongoing Shareholder and account maintenance services to Shareholders. These services include, but are not limited to, handling Shareholder inquiries regarding the Fund (for example, responding to questions concerning tax information provided by the Fund); assisting in the enhancement of communications between Shareholders and the Fund; assisting in the establishment and maintenance of Shareholder accounts with the Fund; assisting in the maintenance of records containing Shareholder information; and providing such other information and Shareholder services as the Fund or the Service Agent may reasonably request. Under the Shareholder Services Agreement, the Fund will pay a monthly Service Fee computed at the annual rate of 0.25% of the Fund’s average month-end net assets to the Service Agent to reimburse it for payments made to Shareholder Service Providers and for ongoing Shareholder servicing activities performed by the Service Agent. The Service Agent (or one of its affiliates) may pay from its own resources additional compensation to Shareholder Service Providers for ongoing Shareholder servicing. Furthermore, the Adviser, in its discretion and from its own assets, may pay to the Service Agent and the Shareholder Service Providers in respect of their customers’ investments in the Fund, additional ongoing compensation not to exceed 0.25% (on an annualized basis, payable quarterly) of the aggregate value of outstanding Shares held by Shareholders introduced by the Service Agent or Shareholder Service Provider, respectively.

CUSTODIAN AND ESCROW AGENT

        PFPC Trust Company, a limited purpose trust company incorporated under the laws of the State of Delaware, serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

        PFPC, Inc. serves as Escrow Agent with respect to subscriptions received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund. The Escrow Agent’s principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809.

FUND EXPENSES

        The Fund will bear its own operating and other expenses, including, but not limited to, organizational and initial offering expenses; ongoing offering expenses; trustees’ fees (including trustees and officers/errors and omissions insurance); fidelity bond expenses; administrative expenses (including the fees and expenses of the Administrator or any successor administrator); legal, tax, custodial, audit, professional, escrow, internal and external fund accounting, transfer agency and valuation expenses; corporate licensing and printing expenses; record keeping expenses; expenses incurred in communicating with Shareholders; including the costs of preparing and printing reports to Shareholders; and extraordinary expenses. Fund expenses will also include investment-related expenses, including, but not limited to the Management Fee (as defined below), brokerage commissions, dealer mark-ups, and other transactions costs on its cash management; interest expense on any borrowings it may

43

make; and any purchase or redemption charges imposed by the Portfolio Funds. The Adviser will bear expenses incurred in the operation of its business (such as rent for office space, equipment, facilities and employees’ salaries).

        As noted above, in consideration of the Shareholder and account maintenance service activities provided to Shareholders by the Service Agent and certain broker-dealers and financial advisers, the Fund pays the Service Agent the Service Fee. In addition, in consideration of the administrative services provided by the Administrator to the Fund, the Fund pays the Administrator the Administrative Fee and also reimburses the Administrator’s out-of-pocket expenses related to services provided to the Fund. These fees and the reimbursement of out-of-pocket expenses are an expense out of the Fund’s assets.

        Portfolio Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Portfolio Fund Managers generally will assess asset-based fees to and receive performance-based compensation from the Portfolio Funds (or their investors), which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund itself. As an investor in the Portfolio Funds, the Fund will bear its proportionate share of the expenses and fees of the Portfolio Funds and will also be subject to performance allocations to the Portfolio Fund Managers.

MANAGEMENT FEE

        In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser a monthly fee at the annual rate of 1.50% of the Fund’s average month-end net assets. The Management Fee is paid out of and reduces the Fund’s net assets. Net assets for these purposes mean the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations. The Management Fee is computed based on the net assets as of the end of business on the last business day of each month, after adjustment for any subscriptions made at the beginning of that month, and will be due and payable in arrears, generally within 20 business days after the end of the month.

        As of the date of this Prospectus, the Fund had not made any payments to Adviser under the Investment Advisory Agreement.

RESERVES

        The Board of Trustees may cause appropriate cash reserves to be created to guard against potential contingencies. Reserves will be in such amounts (subject to increase or reduction) that the Board of Trustees may deem necessary or appropriate. In the event the Board of Trustee causes cash reserves to be created, it is expected that the Fund will invest its cash reserves in high quality fixed-income securities. These investments may include money market instruments and other short-term debt obligations and shares of money market mutual funds, and may include instruments issued by entities managed by the Adviser and its affiliates.

NET ASSET VALUATION

        The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month and such other dates as the Board of Trustees, upon advice from the Adviser, may determine in its discretion. In determining its net asset value, the Fund generally values its investments as of month-end.

        The net asset value of the Fund equals the value of its assets, less all of its liabilities, including accrued fees and expenses. The net asset value per Share equals the net asset value of the Fund divided by the number of its outstanding Shares. The Board of Trustees has approved procedures pursuant to which the Fund’s investments in Portfolio Funds are valued at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from a Portfolio Fund if its interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In making this determination, the Fund may consider factors such as, among others; (i) the price at which recent subscriptions for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Fund or the Adviser by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In the unlikely event that a Portfolio Fund does not report a month-end value to the Fund on a

44

timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio.

        Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Trustees provide that the Adviser will review the valuations provided by the Portfolio Fund Managers of the Portfolio Funds, and will periodically review the valuation methodologies used by the Portfolio Funds, neither the Adviser nor the Board of Trustees will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund Managers (which are unaudited).

        The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board of Trustees will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager of a Portfolio Fund does not represent the fair value of the Fund’s interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Trustees, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and would be subject to the review and supervision of the Board of Trustees.

        The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value and net asset value per Share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a net asset value, the Fund will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation. If, after the Fund pays redemption proceeds, one or more of the valuations used to determine the net asset value on which the redemption payment is based are revised, the redeeming Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A redeeming Shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the net asset value at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value per Share higher than the adjusted amount. Conversely, any increases in the net asset value per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.

        The procedures approved by the Board of Trustees provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Adviser is aware of subscriptions by or redemptions from third parties of securities of Portfolio Funds at prices materially different from cost or in other circumstances in which cost may not approximate fair value (which could include situations in which there are no subscriptions by or

45

redemptions from third parties). In such a situation, the Fund’s investment will be valued in a manner that the Adviser, in accordance with the valuation procedures, determines in good faith best reflects approximate market value.

        Expenses, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

        Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the Board of Trustees’ or the Adviser’s judgments regarding appropriate valuations should prove incorrect. Also, Portfolio Fund Managers to the Portfolio Funds may provide determinations of the net asset value of Portfolio Funds only on a weekly or monthly basis (or less frequently), in which event it will not be possible to determine the net asset value of the Fund more frequently. Because the values assigned to one or more Portfolio Funds may be subject to later adjustment based on information not reasonably available at the time of the Fund’s fair valuation, the Fund’s issuance or repurchase of Shares at net asset value based on the fair value of its assets may have the effect of diluting or increasing the economic interest of Shareholders, as well as those Shareholders who purchased and/or had their Shares repurchased.

CONFLICTS OF INTEREST

The Fund is subject to conflicts of interest. None of the Fund, the Adviser or any other affected party has established
any formal procedures for resolving such conflicts.

General

        The terms of the Declaration of Trust have not been negotiated at arm’s length, and prospective investors have not been represented in any of the negotiations relating to the formation of the Fund or the determination of its business terms.

The Adviser

        The Adviser has a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds are other investment funds managed by the Adviser or affiliates of the Adviser. Consequently, the Adviser will have a conflict of interest in deciding whether to invest with more speculative Portfolio Funds, thereby potentially increasing the returns of the Fund and other investment funds managed by the Adviser and the best interests of the Shareholders in the Fund.

        The Adviser is a subsidiary of Merrill Lynch & Co., Inc. (previously defined as “ML&Co.”), a holding company that also owns broker-dealers, banks, insurance companies and other subsidiaries involved in financial services. The Adviser, its affiliates and their employees manage other investment funds that may pursue investment objectives similar to those of the Fund. The Adviser and its affiliates may also manage discretionary accounts, in which the Fund will have no interest, some of which may have investment objectives similar to the Fund. ML&Co. or its banking or brokerage subsidiaries may loan money to the Fund, to the extent permitted by applicable law. Conflicts of interest among the Fund and these affiliated entities that include, but are not limited to, those described herein may exist.

        The persons managing the activities of the Fund are employed by both the Adviser and its immediate parent company, Merrill Lynch Investment Managers, L.P. (previously defined as “MLIM LP”), and will also engage in other activities on behalf of the Adviser and MLIM LP, including managing other funds and accounts, and will not devote all of their time to the management of the Fund. The Adviser is not required to devote any specified portion of its time to the Fund’s affairs.

        The Adviser may determine that an investment opportunity in a particular investment fund is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund. Situations may arise in which private investment funds managed by the Adviser, MLIM LP or their affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. To the extent that entities affiliated with the Adviser invest in private investment funds and the Portfolio Funds, the ability of the Fund to invest in the same funds or with the same Portfolio Fund Managers may be adversely affected by any limitation on availability of the investment. In addition, the Adviser may be required to choose

46

between the Fund and other advisory clients in allocating investments in such private investment funds and managed accounts. The Adviser, its affiliates or accounts other than the Fund managed by the Adviser or its affiliates may invest in Portfolio Funds on terms more favorable than those available to the Fund and as investors in such Portfolio Funds may act in ways adverse to the interest of the Fund.

        The Adviser and its affiliates manage a number of different multi-adviser accounts. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest. Consequently, the Adviser is required in its Portfolio Fund selections to allocate availability among the Fund and such other accounts, and has a conflict of interest in doing so.

        The investment adviser of the Fund is Merrill Lynch Investment Managers LLC, not ML&Co. or any of its other subsidiaries. Affiliates of the Adviser, including ML & Co. and its brokerage subsidiaries, may invest in and have other relationships with the Portfolio Funds in which the Fund will invest that may give rise to potential conflicts. Affiliates of the Adviser may, for example, enter into transactions, as principal, with any of the Portfolio Funds, including derivative transactions, or perform routine broker-dealer transactions. Other relationships may include, but are not limited to, lending transactions in which the affiliate provides financing, serving as placement agent or prime broker and the provision of general financial advisory services to a Portfolio Fund. Accordingly, the Adviser may face a conflict of interest in evaluating Portfolio Fund Managers and Portfolio Funds. In addition, situations may arise in which an affiliate believes that, to protect its own commercial interests, it may be necessary to take action with respect to a Portfolio Fund that may be detrimental to such Portfolio Fund, and therefore detrimental to shareholders of such Portfolio Fund, and consequently, indirectly detrimental to Shareholders of the Fund. The Adviser and its affiliates may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, including such Portfolio Funds and their Portfolio Fund Managers, and the fees payable from the Fund to the Adviser will not be reduced thereby.

        Due to the relationship described above, affiliates of the Adviser may have access to information regarding the Portfolio Funds in which the Fund invests. Shareholders should be aware, however, that the Adviser will generally be unable to access such information due to confidentiality, “Ethical Wall” or other legal considerations. As a result, the Adviser may sometimes make investment decisions different than those it would make if it had such access, and such decisions may result in a material loss to the Fund. The Adviser’s affiliates are not required to, and are generally prohibited from, affording the Adviser access to all relevant information they may possess.

        The Adviser may from time to time come into possession of confidential information relating to an underlying Portfolio Fund which the Adviser will not use for the benefit of the Fund, due to confidentiality concerns or legal considerations. In addition, the Adviser may also develop analyses or opinions of one or more Portfolio Funds, and buy or sell interests in one or more Portfolio Funds, on behalf of other “funds of funds” operated by the Adviser but not on behalf of the Fund. The Adviser regards its analyses as proprietary and confidential, and will not disclose its opinions or purchase and sale activities regarding any Portfolio Fund except to the extent disclosed to investors in the periodic reports distributed by the Adviser.

        The Adviser and its affiliates are authorized to execute agency and other cross transactions between the Fund and other clients and may receive commissions from both parties to such transactions. The Fund may at any time, upon written notice to the Adviser, revoke its consent to such transactions. Agency, cross and similar transactions will be effected by the Adviser or its affiliates only to the extent permitted by applicable law.

        The Adviser and its affiliates are major participants in the global currency, equity, commodity, fixed income, derivative and other markets. As such, the Adviser and its affiliates are actively engaged in transactions in the same securities and other instruments in which the Fund and the Portfolio Funds may invest. The Adviser and its affiliates are not under any obligation to share any investment opportunity, idea or strategy with the Portfolio Fund Managers. As a result, the Adviser and its affiliates may compete with the Fund and the Portfolio Funds for appropriate investment opportunities, or engage in trading activities — for their proprietary account or on behalf of clients — that is detrimental to the trading positions of a Portfolio Fund.

        The proprietary activities or portfolio strategies of the Adviser and its affiliates or the activities or strategies used for accounts managed by the Adviser and its affiliates for themselves or other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Fund Manager and affect the prices and availability of the securities and instruments in which the Portfolio Fund Manager invests. Issuers of securities held by a Portfolio Fund Manager may have publicly or privately traded securities in which the Adviser and its affiliates are investors or make a market. The trading activities of the Adviser and its affiliates are generally carried out

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without reference to positions held directly or indirectly by the Fund or the Portfolio Funds and may have an effect on the value of the positions so held, or may result in the Adviser and its affiliates having interests or positions adverse to that of the Fund or Portfolio Funds.

        The Adviser and its affiliates, or other funds advised by the Adviser and its affiliates, may invest in Portfolio Funds on different terms than the Fund, and could redeem an investment in a Portfolio Fund at a time that is disadvantageous for the Portfolio Fund and the Fund.

        The Fund, when the Adviser deems it appropriate, may borrow funds from affiliates of the Adviser to the extent permitted by applicable law at rates negotiated with such affiliate (which may not be the most favorable available to the Fund). Portfolio Fund Managers may also borrow from affiliates of the Adviser, or engage in transactions with an affiliate of the Adviser in connection with which a Portfolio Fund pledges collateral to the affiliate. In addition, in its capacity as lender or counterparty, such affiliate may take actions, such as foreclosing on collateral, which may have a material adverse effect on the Fund. The Fund will not be entitled to, and may not receive, any special consideration or forbearance by such affiliate in the exercise of such affiliate’s rights as a result of the Fund’s relationship with the Adviser.

        A Portfolio Fund may purchase investments that are issued, or the subject of an underwriting or other distribution, by the Adviser and its affiliates. A Portfolio Fund may invest, directly or indirectly, in the securities of companies affiliated with the Adviser and its affiliates or in which the Adviser and its affiliates have an equity or participation interest. The purchase, holding and sale of such investments by a Portfolio Fund may enhance the profitability of the Adviser and its affiliates’ own investments in such companies.

        The Adviser may invest the Fund’s cash reserve in investment funds managed or maintained by the Adviser or one or more of its affiliates, to the extent permitted by applicable law. In such event, the Fund pays any expenses and fees associated with such investment, including any fees payable to the Adviser or its affiliates. Accordingly, the Adviser has a conflict of interest in evaluating any such investment.

        Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest.

Portfolio Funds

        Each Portfolio Fund Manager and its principals are entitled to engage in other activities, including managing other discretionary accounts and investment funds. Accordingly, conflicts may arise with respect to the time and resources that a Portfolio Fund Manager and its principals devote to a Portfolio Fund, allocation of investment opportunities between a Portfolio Fund and other accounts managed by a Portfolio Fund Manager, or transactions between a Portfolio Fund Manager and its affiliates on behalf of a Portfolio Fund.

        Conflicts of interest may arise from the fact that the Portfolio Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Fund Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Funds. The Portfolio Fund Managers may give advice and recommend securities to, or buy or sell securities for, Portfolio Funds, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Portfolio Funds.

        Market quotations regarding certain investments by Portfolio Funds may not always be available. In such cases, valuations of such Portfolio Funds’ investments may be made by the applicable Portfolio Fund Manager in its sole discretion. The Portfolio Fund Managers will have a conflict of interest in making such valuations, because such valuations will affect the Portfolio Fund’s net asset value and, consequently, the incentive compensation and the amount of management fees that such Portfolio Fund Manager receives for its services.

        Any determination of the value of the Fund’s interest in a Portfolio Fund is ultimately the responsibility of the Board of Trustees.

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SUBSCRIPTIONS FOR SHARES

Subscription Terms

        The Fund intends to accept initial and additional subscriptions for Shares made after the closing date for the initial subscription for Shares (the “Closing Date”) (expected to be on or about September 1, 2005, provided the Fund has received subscriptions prior to such date in an amount the Adviser believes, in its sole discretion, is sufficient to effectively implement the investment program for the Fund). If the Fund has not received an amount the Adviser considers sufficient to implement the Fund’s investment program by November 1, 2005, the Fund will promptly return each investor’s investment. The Fund is offering Shares at a price of $1.00 per Share (subject to the applicable sales load, if any, as described below). Subsequent to the initial offering, Shares will be offered at their net asset value and may be subscribed for as of the first business day of each calendar month, except that the Fund may offer Shares more frequently as determined by the Board of Trustees. In order to subscribe for Shares, an investor’s completed subscription agreement must be delivered to the Administrator at least 15 calendar days before the investor’s proposed subscription. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement, and must provide notice of the proposed subscription amount to the Administrator at least 15 calendar days before the proposed subscription. Subscriptions are subject to the receipt of cleared funds from the investor’s account prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in the investor’s account no later than seven business days prior to the particular subscription date or such other date as FAMD may determine in its sole discretion and communicate to the investor (the “Funding Deadline”). If an investor’s subscription agreement is accepted by the Administrator prior to the Funding Deadline, subscription monies will be debited from the investor’s account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund. At the close of business on the Funding Deadline, the Fund will withdraw the subscription monies from the escrow account or the investor’s account, as applicable, deposit such monies with the Fund and then issue the requisite number of Shares to the investor on the subscription date. With respect to the Fund’s initial offering of Shares (commencing on or about July 12, 2005, and ending on the Closing Date), if the Administrator accepts the investor’s subscription agreement prior to the Funding Deadline, the investor’s account will be debited and all subscription monies will be deposited in an escrow account. On the subscription date, the Fund will withdraw the subscription monies from the escrow account or the investor’s account, as applicable, invest such monies in the Fund and issue the requisite number of Shares to the investor. The Fund reserves the right to reject any subscription for Shares, and the Fund may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time. Subscriptions are subject to the receipt of cleared funds from such account, prior to the applicable subscription date and in the full amount of the subscription.

        The minimum initial investment from each investor is $25,000, and the minimum additional investment is $10,000. An investor’s subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offer. See “Redemptions, Repurchases and Transfers of Shares” below. The Board of Trustees may, in its discretion, cause the Fund to repurchase all of the Shares held by a Shareholder if the total value of the Shareholder’s Shares, as a result of repurchase or transfer by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder’s initial subscription amount net of the applicable sales load).

        For investors who have accounts with FAMD or Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), initial and any additional investments in the Fund will be payable in one installment and will be debited directly by FAMD or MLPF&S, on behalf of the Fund, from each investor’s brokerage account (unless other arrangements are permitted by the Board of Trustees). Investors who do not have accounts with FAMD or MLPF&S must make funds available to the Distributor servicing their account, in order for the funds to be placed in the Fund’s escrow account pending the investor’s admittance as a Shareholder. Although the Fund may accept contributions of securities in the sole discretion of the Board of Trustees, the Fund has no intention at present of doing so. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

        Following the receipt of the initial subscriptions for Shares under this Prospectus, the Board of Trustees may determine to liquidate the Fund. The Fund would then liquidate as soon as practicable, and return to Shareholders the amount of their subscriptions.

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Description of Shares

        The Fund is a Delaware statutory trust organized on April 22, 2005. The Fund is governed by the Board of Trustees. The Fund may issue an unlimited number of Shares with a $0.01 par value. Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote, to participate equally with other Shares in dividends and distributions declared by the Fund and on liquidation of their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Fractional Shares have proportionally the same rights, including voting rights, as are provided for a full share. Certificated Shares will not be available.

        The Board of Trustees, in its absolute discretion, may prescribe such bases and times for declaring and paying dividends and other distributions on Shares, as they may deem necessary or desirable. No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to redeem those Shares or any portion thereof.

        Shares do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. In general, any action requiring a vote of the Shareholders of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon. Any change in the Fund’s fundamental policies may also be authorized by the vote of the holders of “a majority of the outstanding voting securities” of the Fund, as defined in Section 2(a)(42) of the 1940 Act. The Declaration of Trust requires the consent of two-thirds (2/3) of the Trustees then in office to merge or consolidate the Fund or sell all or substantially all of the Fund’s assets.

        Meetings of Shareholders to consider any matter as to which a vote of Shareholders is required by the 1940 Act or as permitted to be requested by Shareholders pursuant to the 1940 Act and as to which the Board of Trustees has not called a meeting of Shareholders shall be called by the secretary upon the written request of the holders of Shares entitled to cast not less than ten percent (10%) of all the votes then entitled to be cast on such matter at a meeting of Shareholders. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. Only the Board of Trustees may amend the bylaws. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the Fund.

        Shares have noncumulative voting rights, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining Shares so voting will not be able to elect any Trustees.

        The Fund may be terminated at any time by vote of the holders of a majority of the outstanding Shares entitled to vote, or by the Board of Trustees. Upon termination of the Fund, after paying or providing for all obligations of the Fund, the Fund shall, in accordance with such procedures as the Board of Trustees considers appropriate, liquidate the remaining assets held or other securities, or any combination thereof, and distribute the proceeds held ratably according to the number of Shares held by the several Shareholders on the date of termination.

        Under the Declaration of Trust, each Trustee shall serve during the continued lifetime of the Fund until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by Shareholders. As a result, normally no annual or regular meetings of Shareholders will be held, unless matters arise requiring a vote of Shareholders under the Declaration of Trust or the 1940 Act.

        Subject to obtaining such exemptions from the 1940 Act as may be necessary, the Fund may in the future issue additional classes of shares having fees, charges, repurchase rights and other characteristics that differ from those of the shares being offered by means of this Prospectus.

Eligible Investors

        The Fund intends to sell Shares in the Fund only to prospective tax-exempt investors who meet the definition of “accredited investor” as defined in Regulation D under the 1933 Act. Investors meeting both these requirements are referred to in this Prospectus as “Eligible Investors.” Investors who are “accredited investors” as defined in Regulation D are generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a

50

reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors. Existing Shareholders subscribing for additional Shares must be Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Shareholder are summarized in the subscription agreement that must be completed by each prospective investor. The qualifications necessary for an investor to meet the definition of an “accredited investor” and a tax-exempt investor are described in Appendix A to this Prospectus.

Plan of Distribution

        Distributors may be retained by the Fund to assist in the distribution of Shares and will generally be entitled to a fee for such services. As of the date of this Prospectus, FAMD, an affiliate of the Adviser, has been selected as the Fund’s Distributor, and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

        A Distributor will generally be entitled to receive a sales load from each investor in the Fund whose Shares the Distributor places. Investments of less than $100,000 are subject to a sales load of 3.0%, investments of less than $500,000 (but equal to or greater than $100,000) are subject to a sales load of 2.0%, and investments greater than $500,000 are subject to a sales load of 1.0%, in each case computed as a percentage of the subscription amount. Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Shareholder, as well as subscriptions by immediate family members (if requested), will be aggregated with the amount of the Shareholder’s initial investment and any other additional previous investments in the Fund by the Shareholder in determining the applicable sales load. This right of accumulation does not extend to any other fund advised, sponsored or distributed by the Adviser or its affiliates.

        The sales load will be charged as a percentage of a prospective investor’s subscription amount. The sales load will be subtracted from the subscription amount, and it will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the Distributor in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Distributor and certain of their affiliates.

        In addition, under the Shareholder Services Agreement (as described under “Shareholder Account Services Arrangements” above), the Fund will pay a monthly Service Fee computed at the annual rate of 0.25% of the Fund’s average month-end net assets to the Distributor (i.e., the Service Agent) to reimburse it for payments made to Shareholder Service Providers and for ongoing Shareholder servicing activities performed by the Service Agent. The Service Agent (or one of its affiliates) may pay from its own resources additional compensation to Shareholder Service Providers for ongoing Shareholder servicing. Furthermore, the Adviser, in its discretion and from its own assets, may pay to the Service Agent and the Shareholder Service Providers in respect of their customers’ investments in the Fund, additional ongoing compensation not to exceed 0.25% (on an annualized basis, payable quarterly) of the aggregate value of outstanding Shares held by Shareholders introduced by the Service Agent or Shareholder Service Provider, respectively.

        In accordance with applicable NASD Conduct Rules, FAMD in its capacity as the Distributor has agreed to cap the sales loads it receives from investors at 3% of the total proceeds proposed to be received by the Fund in respect of sales of Shares registered pursuant to this offering (the “Offering Proceeds”). In addition, the compensation paid by the Fund, and any compensation paid by the Adviser, to FAMD, in its capacity as the Service Agent, and by the Adviser and the Service Agent to Shareholder Service Providers for providing ongoing Shareholder and account maintenance services (as described under “Shareholder Account Services Arrangements” above) will be capped at 5% of the Offering Proceeds. The sales loads to be received by FAMD in its capacity as Distributor, and the compensation to be received by FAMD and any Shareholder Service Providers for providing ongoing Shareholder and account maintenance services, have been deemed by the NASD to be underwriting compensation in connection with the offering of Shares.

REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

        No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to redeem the Shares. No public market for Shares exists, and none is likely to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

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Repurchases of Shares

        The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer may be limited and will generally apply up to 15% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly on the last business day of March, June, September and December. In determining whether to accept such a recommendation, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;
•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Portfolio Funds);
•	the investment plans and working capital and reserve requirements of the Fund;
•	the history of the Fund in repurchasing Shares;
•	the availability of information as to the value of the Fund’s interests in underlying Portfolio Funds;
•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of Shares; and
•	the recommendations of the Adviser.

        The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines, in its sole discretion, to be fair to the Fund and to all Shareholders. The value of a Shareholder’s Shares that are being repurchased will be equal to their net asset value as of the Valuation Date. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender Shares during the period that a repurchase offer is open may obtain the estimated net asset value of their Shares by contacting the Transfer Agent during the period at the contact number provided in the Shareholder’s repurchase materials.

        Repurchases of Shares from Shareholders by the Fund may be paid, in the discretion of the Fund, in cash, or by the distribution of securities in kind, or partly in cash and partly in kind. The Fund, however, expects not to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders. Any in-kind distribution of securities will be valued in accordance with the Declaration of Trust and will be distributed to all tendering Shareholders on a proportionate basis. The Fund does not impose any charges in connection with repurchases of Shares.

        In light of liquidity constraints associated with investments in Portfolio Funds and that the Fund may have to effect withdrawals from those Funds to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	If the Board of Trustees elects to offer to repurchase Shares, the Fund will send each Shareholder a repurchase offer that explains the terms and conditions of the repurchase. This repurchase offer will be sent to Shareholders at least 20 business days prior to the date on which the Shareholder must notify the Fund that the Shareholder has elected to tender Shares to the Fund.
•	A Shareholder choosing to tender Shares for repurchase must do so by the Notice Date, which generally will be the 25th calendar day of the second month prior to that containing the date as of which Shares are to be repurchased. Shares or portions of them will be valued as of the Valuation Date, which is generally expected to be the last business day of March, June, September or December. This means, for example, that the Notice Date for a repurchase offer having a December 31 Valuation Date would be October 25.

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•	Promptly after the Notice Date, the Fund will issue each Shareholder whose Shares (or portion of them) have been accepted for repurchase a promissory note (the “Promissory Note”), which will be held by the Administrator, entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares.
•	The Promissory Note will be non-interest bearing and non-transferable. Payment in respect of the Promissory Note will be made as of the later of (1) a period of within 45 days after the Valuation Date, or (2) if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from the Portfolio Funds.
•	Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund intends to make an in-kind payment only under the limited circumstance where the Fund receives an in-kind distribution from a Portfolio Fund of transferable securities that the Fund cannot liquidate itself prior to making the distribution.

        If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

        In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

        A Shareholder tendering for repurchase only a portion of its Shares will be required to hold Shares with a value of at least $25,000 (or any lower amount equal to the Shareholder’s initial subscription amount net of the applicable sales load) after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the value of its Shares in the Fund to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so the value of the Shareholder’s Shares is above the minimum or to repurchase all of the Shareholder’s Shares.

        Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Adviser intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

        The Declaration of Trust grants the Board of Trustees the authority to repurchase the Shares, or any portion of them, of a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, if the Board of Trustees in its sole discretion determines that:

•	ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;
•	continued ownership of the Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or
•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true.

53

        In the event that the Board of Trustees determines that the Fund should, without the additional consent of the Shareholder, repurchase the Shares of such Shareholder, or any person acquiring Shares from or through the Shareholder, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board of Trustees from time to time:

•	Shares (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Trustees, shall be the last business day of the month in which the Fund intends to repurchase the Shares);
•	promptly after the Board of Trustees determines that the Fund should repurchase the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, pursuant to the authority granted in the Declaration of Trust, the Fund will give to such person whose Shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund’s intent to repurchase the Shares and the expected Compulsory Repurchase Valuation Date for such Shares;
•	promptly after the Compulsory Repurchase Valuation Date, the Fund will issue to the Compulsorily Repurchased Shareholder a promissory note (the “Compulsory Repurchase Promissory Note”), which will be held by the Transfer Agent, entitling the Compulsorily Repurchased Shareholder to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Shares; and
•	the Compulsory Repurchase Promissory Note will be non-interest bearing and nontransferable. Payment in respect of the Compulsory Repurchase Promissory Note will be made as of the later of (i) a period of within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.

Transfers of Shares

        The Fund reserves the right to limit transfers of Shares in its discretion. In addition, any purported transfer must be to another Eligible Investor. In addition, Shares may be held only through Distributors. The Distributors have agreed to note the existence of transfer restrictions on confirmations of sales by them to their customers occurring after the closing. These brokers, dealers and other financial intermediaries have also agreed to ensure that transfers between their customers are made only to Eligible Investors. Any purported transfer of Shares: (i) to an account held through a broker, dealer or other financial intermediary that is not a party to an agreement with FAMD; or (ii) to any person who is not an Eligible Investor will be void, and the intended transferee will acquire no rights in the Shares sought to be transferred. These transfer restrictions will apply to all transfers, including gifts or transfers by the descent and distribution laws of any jurisdiction (i.e., by bequest or intestate transfer as a result of a Shareholder’s demise). In addition, any purported transfer that violates the foregoing transfer restrictions will provide the Fund with the right but not the obligation to repurchase such Shares at their then current net asset value from such transferor investor’s transferee or estate. This right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.

        Shareholders may be unable to sell or transfer Shares in the manner or at the time they desire, and they should not expect that they will be able to transfer their Shares at all.

DIVIDENDS AND OTHER DISTRIBUTIONS

        The Fund pays dividends to Shareholders at least annually in aggregate amounts representing substantially all of the Fund’s net investment income (including realized short-term gains), if any, earned during the year. The Fund’s long-term capital gains, if any, are also distributed annually. Dividends will vary in amount depending on investment income received.

        In addition, depending on the performance of the Fund’s investments, the related growth of the Fund’s net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. See “Tax Aspects”

        The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive.

54

Automatic Reinvestment Plan

        All dividends and other distributions are reinvested in additional Shares of the Fund unless a Shareholder elects otherwise. Shareholders who choose not to have distributions reinvested must select one of two options: (i) receive dividends and capital gains through cash distribution or (ii) reinvest capital gains, receive dividends through cash distribution. The tax status of any dividend or other distribution is the same regardless of whether or not the dividend or distribution is reinvested or taken as cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

        Shares issued in connection with reinvestments will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment or a minimum dollar amount required for a reinvestment. Shareholders are free to change their election at any time by contacting the Distributor. Your request must be received by the Fund at least 65 days before the applicable record date to be effective for that dividend or capital gain distribution.

        The Fund reserves the right to suspend the automatic reinvestment of dividends and other distributions at any time and to require Shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.

        Additional information about the reinvestment of dividends and other distributions may be obtained by contacting the Fund at (866) 878-2987.

TAX ASPECTS

        This summary of certain aspects of the Federal income tax treatment of the Fund and its Shareholders is based upon the Code, judicial decisions, Treasury Regulations (“Regulations”) and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws. The Fund is actively managed and its investment strategies may be employed without regard to the tax consequences of the Fund’s transactions on the Fund’s Shares.

        Each investor should consult its own tax adviser as to the tax consequences of investing in the Fund, including the application of state and local taxes which may be different from the Federal income tax consequences described herein.

Taxation of the Fund

        The Fund intends to qualify to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and will elect to be a RIC on its tax return. To so qualify, the Fund must, among other things, satisfy an income test and a diversification test.

        To satisfy the income test, at least 90% of the Fund’s gross income in each taxable year must consist of dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC).

        The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

55

        As a RIC, the Fund is not subject to Federal income tax on the portion of its taxable income that it distributes to its Shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, its taxable income, less the excess of its long-term capital gains over its short-term capital losses) and 90% of its tax-exempt income, if any, each taxable year. In addition, if the Fund distributes, in a timely manner, the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income not distributed in prior years, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. The Fund intends to distribute substantially all of its income and gains to its Shareholders each year and also intends to distribute its income and gains in such a way that it will not be subject to the 4% Federal excise tax on certain undistributed amounts. The Fund is required to make distributions regardless of whether it has received distributions relating to its income and gains, and it may borrow for the purpose of meeting such distribution requirements.

        If for any taxable year the Fund does not qualify for the special Federal income tax treatment afforded RICs, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its Shareholders). In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a RIC in a subsequent year.

        State and Local Taxation. Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.

        Unrelated Business Taxable Income. Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains.(1) This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Accordingly, a tax-exempt U.S. person investing in the Fund will not realize UBTI with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

        Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

        ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether making such an investment is consistent with its or his fiduciary responsibilities and the DOL’s regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary breaches its

(1)	With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% Federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

56

or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

        Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor any of the Trustees will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

        A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Benefit Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of the relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

        Certain prospective Benefit Plan Shareholders may currently maintain relationships the Adviser or the Trustees or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Shareholders should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA and/or the Code. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries independent of the Adviser, the Trustees or their affiliates, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of the Adviser, Trustees or their affiliates, as a primary basis for the decision to invest in the Fund.

        The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Shares.

ADDITIONAL INFORMATION REGARDING THE DECLARATION OF TRUST

Amendment of the Declaration of Trust

        The Declaration of Trust may generally be amended, in whole or in part, with the approval of two-thirds (2/3) of the Board of Trustees (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required by the 1940 Act. The Declaration of Trust cannot be amended in any way that would impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Fund.

REPORTS TO SHAREHOLDERS

        The Fund will send to Shareholders an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.

FISCAL YEAR

        For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund will adopt the 12-month period ending March 31 of each year as its taxable year.

57

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND LEGAL COUNSEL

        The Board of Trustees has selected Deloitte & Touche LLP as the independent registered public accountants of the Fund. Deloitte & Touche LLP is responsible for the auditing of the annual financial statements of the Fund. Deloitte & Touche LLP‘s principal business address is located at 750 College Road East, Princeton, New Jersey 08540.

        Shearman & Sterling LLP, New York, New York 10022, serves as legal counsel to the Fund and Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, serves as special counsel to the Fund and the Adviser.

INQUIRIES AND FINANCIAL INFORMATION

        Inquiries concerning the Fund and the Shares (including information concerning subscription and withdrawal procedures) should be directed to:

        Merrill Lynch Alternative Investments LLC
        Princeton Corporate Campus
        800 Scudders Mill Road
        Section 2G
        Plainsboro, New Jersey 08536
        (866) MER-ALTS (866) 637-2587)
        (866) ASK-MLIM (866) 275-6546)

        Appendix B to this Prospectus provides financial information regarding the Fund. The Fund’s financial statements have been audited by Deloitte & Touche LLP.

58

APPENDIX A

INVESTOR QUALIFICATIONS

Accredited Investor

        In order to be eligible to purchase Shares in the Fund, a prospective investor must, among other things, meet the definition of “accredited investor” as defined in Regulation D of the Securities Act of 1933, as amended (the “1933 Act”). Regulation D defines the following persons (or entities) as accredited investors:

(a) a bank as defined in section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;

(b) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

(c) an insurance company as defined in section 2(13) of the 1933 Act;

(d) an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a business development company as defined in section 2(a)(48) of the 1940 Act;

(e) a Small Business Investment Fund licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

(f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors within the meaning of the 1933 Act;

(h) a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(i) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(j) a natural person who had an individual income in excess of $200,000 in each of the last two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(k) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000;

(l) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

(m) an entity, other than a partnership, S corporation or grantor trust, in which all of the equity owners are accredited investors within the meaning of the 1933 Act.

Tax-Exempt

In addition, a prospective investor must also be exempt from U.S. Federal income tax. The Investor is either a:

(a)	Individual Retirement Plan

(b)	Charitable Remainder Trust

(c)	Foundation

(d)	Keogh Plan

(e)	Endowment

(f)	Employee Benefit Plan

(g)	Other*

*	If other, the Investor can provide a basis for exemption from U.S. Federal Income tax.

A-1

APPENDIX B

FINANCIAL STATEMENTS

MULTI-STRATEGY HEDGE ADVANTAGE
STATEMENT OF ASSETS AND LIABILITIES
JUNE 20, 2005

Assets
Cash	$100,000
Deferred offering costs	$539,350

Total Assets	$639,350
Liabilities
Liabilities and accrued expenses	$539,350

Net Assets — 100,000 shares of beneficial interests issued and outstanding	$100,000

Net Asset Value Per Share of Beneficial Interests	$ 1.00

Notes to Statement of Assets and Liabilities:

(1)	Multi-Strategy Hedge Advantage (the “Fund”) was organized as a Delaware statutory trust on April 22, 2005 and is registered under the Investment Company Act of 1940 as a closed end, non-diversified management investment company. The Fund has not had any transactions other than those related to organizational matters and the sale of 100,000 shares of beneficial interest to Merrill Lynch Investment Managers LLC.

(2)	The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers LLC (the “Adviser”). The Adviser will receive a fee from the Fund at the annual rate of 1.50% of average monthly net assets of the Fund. The Fund has also entered into a Shareholder Services Agreement with FAM Distributors, Inc. (the “Service Agent”). The Service Agent receives a servicing fee from the Fund at the annual rate of 0.25% of average monthly net assets of the Fund and is entitled to receive a distribution fee of up to 3% of an investor’s subscription amount. Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser.

(3)	Deferred offering costs consist of registration fees, legal fees and printing costs related to preparing the initial registration statement, and will be amortized over a 12-month period beginning with the commencement of operations of the Fund. The Adviser, on behalf of the Fund, will incur organizational costs of approximately $100,000.

(4)	The Fund’s statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from estimates.

(5)	The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to Shareholders.

B-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Trustees of Multi-Strategy Hedge Advantage:

We have audited the accompanying statement of assets and liabilities of Multi-Strategy Hedge Advantage (the “Fund”), as of June 20, 2005. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of asset and liabilities referred to above presents fairly, in all material respects, the financial position of Multi-Strategy Hedge Advantage, as of June 20, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
June 29, 2005

B-2

PART C

OTHER INFORMATION

Item 25.   Financial Statements and Exhibits

25(1)	Financial Statements:

The statement of assets and liabilities of the Registrant, dated as of June 20, 2005, is included as Appendix B to Part B of the Registrant’s Registration Statement.*

25(2)	Exhibits

(a)(1)	—	Certificate of Trust(1)
(a)(2)	—	Declaration of Trust*
(b)	—	Bylaws*
(c)	—	Not Applicable
(d)	—	Incorporated by reference to Exhibits (a)(2) and (b) above.
(e)	—	None
(f)	—	Not Applicable
(g)	—	Form of Investment Advisory Agreement between Registrant and Merrill Lynch Investment Managers LLC*
(h)	—	Form of Distribution Agreement between Registrant and FAM Distributors, Inc.*
(i)	—	Not Applicable
(j)	—	Form of Custodian Services Agreement between Registrant and PFPC Trust Company *
(k)(1)	—	Form of Administration, Accounting and Investor Services Agreement between Registrant and PFPC, Inc.*
(k)(2)	—	Form of Escrow Agency Agreement between Registrant and PFPC, Inc. *
(k)(3)	—	Form of Shareholder Services Agreement between Registrant and FAM distributors, Inc. *
(k)(4)	—	Power of Attorney*
(l)	—	Opinion and Consent of Schulte Roth & Zabel LLP*
(m)	—	Not Applicable
(n)(1)	—	Consent of Deloitte & Touche LLP, independent registered public accountants for Registrant*
(n)(2)	—	Consent of Shearman & Sterling LLP*
(o)	—	Not Applicable
(p)	—	Certificate of Initial Shareholder*
(q)	—	Not Applicable
(r)	—	Code of Ethics(2)

*	Filed herewith.
(1)	Incorporated by reference to the identically numbered exhibit of the Fund’s Initial registration statement on Form N-2 filed on April 28, 2005
(2)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Merrill Lynch Inflation Protected Fund (File No. 333-110936) filed on January 22, 2004.

C-1

Item 26.   Marketing Arrangements

        Please refer to Item 25(2)(h) above.

Item 27.    Other Expenses of Issuance and Distribution

        All Figures are estimates

Accounting fees and expenses	$ 9,500
Legal fees and expenses	$230,000
Printing and engraving	$230,500
Offering expenses	$159,500
Total	$629,500

Item 28.    Persons Controlled By or Under Common Control

        Not Applicable.

Item 29.   Number of Holders of Securities

        The following table sets forth the approximate number of record holders of the Fund’s common shares at June 1, 2005.

Title of Class	Number of Record Holders
Common shares, $0.01 par value	0

Item 30.   Indemnification

        A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article III, Section 7 of Registrant’s Declaration of Trust provides that if any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Fund against all loss and expense arising from such claim or demand.

        Pursuant to Article VII, Section 2 of the Declaration of Trust, the trustees of the Fund (the “Trustees”) shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Fund out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Fund to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Fund or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

C-2

Item 31.    Business and Other Connections of Investment Adviser

        Merrill Lynch Investment Managers LLC (the “Adviser”), acts as investment adviser or subadviser for a number of other registered investment companies and investment funds excluded from the definition of investment company under the Investment Company Act of 1940. The Adviser is also registered as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission.

        Set forth below is a list of each executive officer and member of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged in the last two years, for his, her or its own account or in the capacity of director, officer, member, partner or trustee.

Name	Position with the Adviser	Other Substantial Business, Profession, Vocation or Employment
Merrill Lynch Investment Managers, L.P. (“MLIM LP”)	Sole Member	Investment Adviser

Fabio P. Savodelli	Managing Director & Chief Investment Officer, Alternative Strategies Division	None

Mark Peterson Coville	Managing Director & Chief Operating Officer, Global Securities Financing Division	None

Frank J. Markioni	Managing Director and Head of Fixed Income Product Management, Fixed Income Division	None

Kevin J. McKenna	Managing Director & Chief Investment Officer, Fixed Income Division	None

Patrick Gerard Hayward	Chief Financial Officer	None

James Howard Kase	President & Chief Marketing Officer	None

Andrew J. Donohue	General Counsel	General Counsel of MLIM LP and Princeton Services, Inc.

Vincent J. Costa	Head of Quantitative Investments	None

Jeffrey Hiller	First Vice President and Director of Compliance, Americas.	None

Item 32.   Location of Accounts and Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Multi-Strategy Hedge Advantage, 222 Broadway 27th Floor, New York, New York 10038;

(2)	the Administrator, PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809;

(3)	the Custodian, PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153; and

(4)	the Adviser, Merrill Lynch Investment Managers LLC, 222 Broadway, 27th Floor, New York, NY 10038.

C-3

Item 33.    Management Services

        Except as described under “The Investment Advisory Agreement” in this Registration Statement, the Fund is not a party to any management service related contract.

Item 34.   Undertakings

        The registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (3) and to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        The registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

C-4

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 30th day of June, 2005.

MULTI-STRATEGY HEDGE ADVANTAGE (Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ ROBERT C. DOLL, JR.* (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Director	June 30, 2005

/s/ DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	June 30, 2005

/s/ DAVID O. BEIM* (David O. Beim)	Trustee	June 30, 2005

/s/ JAMES T. FLYNN* (James T. Flynn)	Trustee	June 30, 2005

/s/ CARL KESTER* (W. Carl Kester)	Trustee	June 30, 2005

/s/ KAREN P. ROBARDS* (Karen P. Robards)	Trustee	June 30, 2005

/s/ DONALD C. BURKE* (Donald C. Burke, Attorney-in-Fact)

*	This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

C-5

EXHIBIT INDEX

Exhibits	Description
Item 25(2)(a)(2)	—	Declaration of Trust
Item 25(2)(b)	—	Bylaws
Item 25(2)(g)	—	Form of Investment Advisory Agreement
Item 25(2)(h)	—	Form of Distribution Agreement
Item 25(2)(j)	—	Form of Custodian Services Agreement
Item 25(2)(k)(1)	—	Form of Administration, Accounting and Investor Services Agreement
Item 25(2)(k)(2)	—	Form of Escrow Agency Agreement
Item 25(2)(k)(3)	—	Form of Shareholder Services Agreement
Item 25(2)(k)(4)	—	Power of Attorney
Item 25(2)(l)	—	Opinion and Consent of Schulte Roth & Zabel LLP
Item 25(2)(n)(1)	—	Consent of Deloitte & Touche LLP, independent registered public accountants for the Fund
Item 25(2)(n)(2)	—	Consent of Shearman & Sterling LLP, counsel to the Fund
Item 25(2)(p)	—	Certificate of Initial Shareholder